Exhibit 4.2


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                          [IMPAC SECURED ASSETS CORP.]

                                   Depositor,


                            [NAME OF MASTER SERVICER]

                                Master Servicer,



                                       and



                               [NAME OF TRUSTEE],

                                     Trustee





                         POOLING AND SERVICING AGREEMENT
                         Dated as of_____________1, 200_

                       Mortgage Pass-Through Certificates
                                 Series 200_-__




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

                                TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS

Section 1.01     Defined Terms
       Accrued Certificate Interest
       Adjustment Date
       Advance
       Agreement
       Anniversary
       Assignment
       Assignment Agreement
       Available Distribution Amount
       Bankruptcy Amount
       Bankruptcy Code
       Bankruptcy Loss
       Business Day
       Cash Liquidation
       Certificate
       Certificate Account
       Certificate Account Deposit Date
       Certificateholder
       Holder
       Certificate Owner
       Certificate Principal Balance
       Certificate Register
       Closing Date
       Code
       Collateral Value
       Converted Mortgage Loan
       Convertible Mortgage Loan
       Converting Mortgage Loan
       Corporate Trust Office
       Custodial Account
       Cut-off Date
       Debt Service Reduction
       Deficient Valuation
       Definitive Certificate
       Deleted Mortgage Loan
       Company
       Determination Date
       Distribution Date
       Due Date
       Due Period
       Duff & Phelps
       Eligible Account
       Event of Default
       Excess Bankruptcy Loss
       Excess Fraud Loss
       Excess Special Hazard Loss
       Extraordinary Events
       Extraordinary Losses
       FDIC
       FHLMC
       Fitch
       FNMA
       Fraud Losses
       Fraud Loss Amount
       Funding Date
       Gross Margin
       Index
       ICI Funding Corporation
       Initial Certificate Principal Balance
       Insurance Policy
       Insurance Proceeds
       Late Collections
       Letter of Credit
       Letter of Credit Issuer
       Liquidation Proceeds
       Loan-to-Value Ratio
       Master Servicer
       Maximum Interest Rate
       Minimum Interest Rate
       Monthly Payment
       Moody's
       Mortgage
       Mortgage File
       Mortgage Loan
       Mortgage Loan Schedule
       Mortgage Note
       Mortgage Rate
       Mortgaged Property
       Mortgagor
       Net Mortgage Rate
       Nonrecoverable Advance
       Officers' Certificate
       Opinion of Counsel
       OTS
       Outstanding Mortgage Loan
       Ownership Interest
       Pass-Through Rate
       Percentage Interest
       Periodic Cap
       Permitted Instrument
       Person
       Prepayment Assumption
       Prepayment Interest Shortfall
       Prepayment Period
       Primary Hazard Insurance Policy
       Primary Mortgage Insurance Policy
       Principal Prepayment
       Purchase Price
       Qualified Insurer
       Qualified Substitute Mortgage Loan
       Rating Agency
       Realized Loss
       Record Date
       Relief Act
       Remittance Report
       REO Acquisition
       REO Disposition
       REO Imputed Interest
       REO Proceeds
       REO Property
       Request for Release
       Required Insurance Policy
       Responsible Officer
       Seller's Warranty Certificate
       Servicing Account
       Servicing Advances
       Servicing Fee
       Servicing Fee Rate
       Servicing Officer
       Single Certificate
       Special Hazard Amount
       Special Hazard Percentag
       Seller
       Standard & Poor's
       Stated Principal Balance
       Sub-Servicer
       Sub-Servicer Remittance Date
       Sub-Servicing Account
       Sub-Servicing Agreement
       Tax Returns
       Transfer
       Transferor
       Trust Fund
       Trustee
       Trustee's Fee
       Uninsured Cause
       Voting Rights

                                   ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01     Conveyance of Mortgage Loans
Section 2.02     Acceptance of the Trust Fund by the Trustee
Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Depositor
Section 2.04 Representations and Warranties of the Sponsor; Repurchase and Substitution
Section 2.05     Issuance of Certificates Evidencing Interests in the Trust
                 Fund
Section 2.06     Purposes and Powers of the Trust

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

Section 3.01     Master Servicer to Act as Master Servicer
Section 3.02     Sub-Servicing Agreements Between Master Servicer and
                 Sub-Servicers
Section 3.03     Successor Sub-Servicers
Section 3.04     Liability of the Master Servicer
Section 3.05 No Contractual Relationship Between Sub-Servicers and Trustee or Certificateholders
Section 3.06     Assumption or Termination of Sub-Servicing Agreements by
                 Trustee
Section 3.07     Collection of Certain Mortgage Loan Payments
Section 3.08     Sub-Servicing Accounts
Section 3.09 Collection of Taxes, Assessments and Similar Items; Servicing Accounts
Section 3.10     Custodial Account
Section 3.11     Permitted Withdrawals From the Custodial Account
Section 3.12     Permitted Instruments
Section 3.13 Maintenance of the Letter of Credit, Primary Mortgage Insurance and Primary Hazard Insurance
Section 3.14     Enforcement of Due-on-Sale Clauses; Assumption Agreements
Section 3.15     Realization Upon Defaulted Mortgage Loans
Section 3.16     Trustee to Cooperate; Release of Mortgage Files
Section 3.17     Servicing Compensation
Section 3.18     Maintenance of Certain Servicing Policies
Section 3.19     Annual Statement as to Compliance
Section 3.20     Assessments of Compliance and Attestation Reports
Section 3.21     Access to Certain Documentation
Section 3.22     Title, Conservation and Disposition of REO Property
Section 3.23     Additional Obligations of the Master Servicer
Section 3.24     Additional Obligations of the Depositor
Section 3.25 Converted Mortgage Loans; Purchase Obligations Upon Conversion; Administration by the Trustee
Section 3.26     Exchange Act Reporting
Section 3.27     Intention of the Parties and Interpretation

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01     Certificate Account; Distributions
Section 4.02     Statements to Certificateholders
Section 4.03     Remittance Reports; Advances by the Master Servicer
Section 4.04     Allocation of Realized Losses
Section 4.05     Information Reports to be Filed by the Master Servicer
Section 4.06     The Letter of Credit
Section 4.07     Compliance with Withholding Requirements

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01     The Certificates
Section 5.02     Registration of Transfer and Exchange of Certificates
Section 5.03     Mutilated, Destroyed, Lost or Stolen Certificates
Section 5.04     Persons Deemed Owners

                                   ARTICLE VI

                      THE Depositor AND THE MASTER SERVICER

Section 6.01     Liability of the Depositor and the Master Servicer
Section 6.02 Merger, Consolidation or Conversion of the Depositor or the Master Servicer
Section 6.03 Limitation on Liability of the Depositor, the Master Servicer and Others
Section 6.04     Limitation on Resignation of the Master Servicer

                                   ARTICLE VII

                                     DEFAULT

Section 7.01     Events of Default
Section 7.02     Trustee to Act; Appointment of Successor
Section 7.03     Notification to Certificateholders
Section 7.04     Waiver of Events of Default

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01     Duties of Trustee
Section 8.02     Certain Matters Affecting the Trustee
Section 8.03     Trustee Not Liable for Certificates or Mortgage Loans
Section 8.04     Trustee May Own Certificates
Section 8.05     Payment of Trustee's Fees
Section 8.06     Eligibility Requirements for Trustee
Section 8.07     Resignation and Removal of the Trustee
Section 8.08     Successor Trustee
Section 8.09     Merger or Consolidation of Trustee
Section 8.10     Appointment of Co-Trustee or Separate Trustee
Section 8.11     Information Reports and Tax Returns

                                   ARTICLE IX

                                   TERMINATION

Section 9.01     Termination Upon Repurchase or Liquidation of All Mortgage
                 Loans

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01    Amendment
Section 10.02    Recordation of Agreement; Counterparts
Section 10.03    Limitation on Rights of Certificateholders
Section 10.04    Governing Law
Section 10.05    Notices
Section 10.06    Severability of Provisions
Section 10.07    Successors and Assigns; Third Party Beneficiary
Section 10.08    Article and Section Headings
Section 10.09    Notice to Rating Agencies and Certificateholder

Signatures
Acknowledgments

Exhibit A        Form of A Certificate
Exhibit B        Form of Irrevocable Letter of Credit
Exhibit C        Form of Trustee Initial Certification
Exhibit D        Form of Trustee Final Certification
Exhibit E        Form of Remittance Report
Exhibit F-1      Request for Release
Exhibit F-2      Request for Release for Mortgage Loans Paid in Full
Exhibit G-1      Form of Investor Representation Letter
Exhibit G-2      Form of Transferor Representation Letter
Exhibit G-3      Form of Investor Representation Letter for Insurance Companies
Exhibit H        Mortgage Loan Schedule Exhibit I Sponsor 's Warranty
                 Certificate
Exhibit J        Form of Notice Under Section 3.24
Exhibit K        Form of Back-Up Certification to Form 10-K Certification
Exhibit L        Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit M        Form 10-D, Form 8-K and Form 10-K Reporting Responsibility

         This Pooling and Servicing Agreement, effective as of ___________ 1, 200_, among IMPAC SECURED ASSETS CORP., as the depositor (together with its permitted successors and assigns, the "Depositor"), [NAME OF MASTER SERVICER] [IMPAC FUNDING CORPORATION], as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and [NAME OF TRUSTEE], as trustee (together with its permitted successors and assigns, the "Trustee"),

                             PRELIMINARY STATEMENT:

         The Depositor intends to sell mortgage pass-through certificates (the "Certificates"), which will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). The Mortgage Loans have an aggregate Stated Principal Balance as of the Cut-off Date equal to $_____________. The Mortgage Loans are adjustable rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01 Defined Terms.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         "Accrued Certificate Interest": With respect to each Distribution Date, one month's interest accrued at the then applicable Pass-Through Rate on the Certificate Principal Balance of the Certificates immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on the Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls, if any, which are not covered by payments by the Master Servicer pursuant to Section 3.23 with respect to such Distribution Date,
(ii) the interest portion (adjusted to the related Net Mortgage Rate) of any of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not covered by draws on the Letter of Credit pursuant to Section 4.04, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that was made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (iv) any other interest shortfalls, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time; with all such reductions allocated to the Certificates, in proportion to their respective amounts of Accrued Certificate Interest which would have resulted absent such reductions.

         "Adjustment Date": With respect to each Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Rate may change and each semi-annual anniversary of such date. The first Adjustment Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

         "Advance": As to any Mortgage Loan, any advance made by the Master Servicer on any Distribution Date pursuant to Section 4.03.

         "Agreement": This Pooling and Servicing Agreement and all amendments hereof.

         "Anniversary": Each anniversary of ___________ 1, 20__.

         "Assessment of Compliance": As defined in Section 3.20.

         "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

         "Assignment Agreement": The Assignment and Assumption Agreement, dated as of ____________, 200_, between [Impac Funding Corporation] and the Depositor relating to the transfer and assignment of the Mortgage Loans.

         "Attestation Report" As defined in Section 3.20.

         "Available Distribution Amount": With respect to each Distribution Date, the Available Distribution Amount will be an amount equal to (a) the sum of (i) the balance on deposit in the Custodial Account as of the close of business on the related Determination Date and (ii) the aggregate amount of any Advances made, all required amounts pursuant to Section 3.22 and all amounts required to be paid by the Master Servicer pursuant to Sections 3.13 and 3.23 by deposits into the Certificate Account on the immediately preceding Certificate Account Deposit Date, reduced by (b) the sum, as of the close of business on the related Determination Date of (i) Monthly Payments collected but due during a Due Period subsequent to the Due Period ending on the first day of the month of the related Distribution Date, (ii) all interest or other income earned on deposits in the Custodial Account, (iii) any other amounts reimbursable or payable to the Master Servicer or any other Person pursuant to Section 3.11,
(iv) Insurance Proceeds, Liquidation Proceeds, Principal Prepayments, REO Proceeds and the proceeds of Mortgage Loan purchases (or amounts received in connection with substitutions) made pursuant to Section 2.02, 2.04 and 3.25, in each case received or made in the month of such Distribution Date and (v) the Trustee's Fee.

         "Bankruptcy Amount": As of any date of determination, an amount, equal to the excess, if any, of (A) $ , over (B) the aggregate amount of draws made under the Letter of Credit with respect to Bankruptcy Losses since the Cut- off Date up to such date of determination in accordance with Section 4.04.

         The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         "Bankruptcy Code": The United States Bankruptcy Code of 1978, as amended.

         "Bankruptcy Loss": With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Deficient Valuation or a Debt Service Reduction shall not be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer, in either case without giving effect to any Deficient Valuation or Debt Service Reduction.

         "Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of or the State of (and such other state or states in which the Custodial Account, the Certificate Account or the office of the Letter of Credit Issuer at which draws under the Letter of Credit are to be made is at the time located) are required or authorized by law or executive order to be closed.

         "Cash Liquidation": As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, the final receipt by or on behalf of the Master Servicer of all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         "Certificate": Any one of the Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A.

         "Certificate Account": The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled
"_________________________________, as trustee, in trust for the registered holders of Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 200_" and which must be an Eligible Account.

         "Certificate Account Deposit Date": The 20th day (or if such 20th day is not a Business Day, the Business Day immediately preceding such 20th day) of the month.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that any Certificate registered in the name of the Depositor or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 10.01. The Trustee shall be entitled to rely upon a certification of the Depositor or the Master Servicer in determining if any Certificates are registered in the name of a respective affiliate.

         "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depositor Participant acts as agent, if any, and otherwise on the books of a Depositor Participant, if any, and otherwise on the books of the Depositor.

         "Certificate Principal Balance": With respect to each Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(b) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04.

         "Certificate Register": The register maintained pursuant to Section
5.02.

         "Closing Date": ___________ ___, 200_.

         "Code": The Internal Revenue Code of 1986.

         "Collateral Value": The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Sponsor) obtained at the time of refinancing.

         "Converted Mortgage Loan": Any Convertible Mortgage Loan with respect to which the interest rate borne by such Mortgage Loan has been converted from an adjustable interest rate to a fixed interest rate.

         "Convertible Mortgage Loan": Any Mortgage Loan which by its terms grants to the related Mortgagor the option to convert the interest rate borne by such Mortgage Loan from an adjustable interest rate to a fixed interest rate.

         "Converting Mortgage Loan": Any Convertible Mortgage Loan with respect to which the related Mortgagor has given notice of his intent to convert from an adjustable interest rate to a fixed interest rate and prior to the conversion of such Mortgage Loan.

         "Corporate Trust Office": The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at _______________________________________________,
Attention: __________________________ Series 200_-__.

         "Custodial Account": The custodial account or accounts created and maintained pursuant to Section 3.10 in a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.10 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         "Cut-off Date": ____________ 1, 200_.

         "Current Report" The Current Report pursuant to Section 13 or 15(d) of the Exchange Act.

         "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated by the Mortgagor under the Bankruptcy Code.

         "Definitive Certificate": Any definitive, fully registered Certificate.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         "Depositor": Impac Secured Assets Corp., or its successor in interest.

         "Determination Date": The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

         "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day commencing on _________ 25, 200_.

         "Distribution Report" The Asset-Backed Issuer Distribution Report pursuant to Section 13 or 15(d) of the Exchange Act.

         "Due Date": The first day of the month of the related Distribution
Date.

         "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

         ["Duff & Phelps": Duff & Phelps Credit Rating Company or its successor in interest.]

         "Eligible Account": An account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated by each of the Rating Agencies in its highest rating at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by and at the expense of the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Instruments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Instrument is an obligation of the institution that maintains the Certificate Account or Custodial Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Custodial Account or the Certificate Account will not have an adverse effect on the then- current ratings assigned to the Certificates). Eligible Accounts may bear interest.

         "Event of Default": One or more of the events described in Section
7.01.

         "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

         "Excess Fraud Loss": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

         "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

         "Extraordinary Events": Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

         (a) losses that are of a type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.18 but are in excess of the coverage maintained thereunder;

         (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

         (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

                  1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                  2. by military, naval or air forces; or

                  3. by an agent of any such government, power, authority or forces;

         (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

         "Extraordinary Losses": Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

         "Fannie Mae": Fannie Mae (formerly, Federal National Mortgage Association) or any successor thereto.

         "FDIC": Federal Deposit Insurance Corporation or any successor.

         "FHLMC": Federal Home Loan Mortgage Corporation or any successor.

         ["Fitch": Fitch Investors Service, Inc., or its successor in interest.]

         "FNMA": Federal National Mortgage Association or any successor.

         "Fraud Losses": Any Realized Loss sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan.

         "Fraud Loss Amount": As of any date of determination after the Cut- off Date, an amount equal to: (X) up to and including the [first] anniversary of the Cut-off Date an amount equal to ______% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of draws made under the Letter of Credit with respect to Fraud Losses since the Cut-off Date up to such date of determination, (Y) from the [first] to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of
(a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) ______% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of draws made under the Letter of Credit with respect to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

         The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         "Funding Date": With respect to each Mortgage Loan, the date on which funds were advanced by or on behalf of the Sponsor and interest began to accrue thereunder.

         "Gross Margin": As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit H hereto which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, Periodic Cap, Maximum Interest Rate and Minimum Interest Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         "Index": With respect to any Mortgage Loan, the Cost of Funds Index reflecting the monthly weighted average cost of funds of savings and loan associations and savings banks, the home offices of which are located in Arizona, California and Nevada, that are member institutions of the FHLB of San Francisco, as published in The Wall Street Journal, as most recently available ----------------------- as of the date ____ days prior to the relevant Adjustment Date, or in the event that such index is no longer available, an index selected by the Master Servicer and reasonably acceptable to the Trustee that is based on comparable information.

         ["Impac Funding Corporation: Impac Funding Corporation, a ___________________ corporation, and any successor thereto.]

         "Initial Certificate Principal Balance": With respect to the Certificates, $_____________.

         "Insurance Policy": With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

         "Insurance Proceeds": Proceeds paid by any insurer pursuant to the Primary Mortgage Insurance Policy and any other insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         "Letter of Credit": The irrevocable letter of credit covering certain losses on the Mortgage Loans in all of the Mortgage Pools, in the form of Exhibit B hereto, issued by the letter of Credit Issuer, naming the Trustee as beneficiary for the benefit of the Certificateholders, as the same may be terminated, modified or reduced from time to time pursuant to its terms and
Section 4.06, and any replacement letter of credit obtained pursuant to Section 4.06.

         "Letter of Credit Issuer": ______________, or if a replacement Letter of Credit is issued in accordance with the terms hereof, the issuer of such replacement Letter of Credit.

         "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of REO Property.

         "Loan-to-Value Ratio": As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

         "Master Servicer": [Impac Funding Corporation] [Name of Master Servicer], or any successor master servicer appointed as herein provided.

         "Maximum Interest Rate": As to any Mortgage Loan, the maximum interest rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note and indicated in Exhibit H, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         "Minimum Interest Rate": As to any Mortgage Loan, the minimum interest rate that may be borne by such Mortgage Loan as set forth in the related Mortgage Note and indicated in Exhibit H hereto, which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Principal Prepayments and for Deficient Valuations occuring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

         ["Moody's": Moody's Investors Service, Inc. or its successor in interest.]

         "Mortgage": The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

         "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

         "Mortgage Loan": Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03 and from time to time held in the Trust Fund, the Mortgage Loans originally so transferred, assigned and held being identified in the Mortgage Loan Schedule attached hereto as Exhibit H (and any Qualified Substitute Mortgage Loans). As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

         "Mortgage Loan Schedule": As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans with accompanying information transferred on the Closing Date to the Trustee as part of the Trust Fund for the Certificates, attached hereto as Exhibit H (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans) (and, for purposes of the Trustee's review of the Mortgage Files pursuant to Section 2.02, in computer-readable form as delivered to the Trustee), which list shall set forth the following information, if applicable, with respect to each Mortgage Loan:

                  (i) the loan number and name of the Mortgagor;

                  (ii) the street address, city, state and zip code of the Mortgaged Property;

                  (iii) the Mortgage Rate;

                  (iv) Maximum Interest Rate;

                  (v) Minimum Interest Rate;

                  (vi) Gross Margin;

                  (vii) the first Adjustment Rate;

                  (viii) the Periodic Cap;

                  (ix) the maturity date;

                  (x) the original principal balance;

                  (xi) the first payment date;

                  (xii) the type of Mortgaged Property;

                  (xiii) the Monthly Payment in effect as of the Cut-off Date;

                  (xiv) the principal balance as of the Cut-off Date;

                  (xv) the occupancy status;

                  (xvi) the purpose of the Mortgage Loan;

                  (xvii) the Collateral Value of the Mortgaged Property;

                  (xviii) the original term to maturity;

                  (xix) the paid-through date of the Mortgage Loan;

                  (xx) the Loan-to-Value Ratio; and

                  (xxi) whether or not the Mortgage Loan was underwritten pursuant to a limited documentation program.

         The Mortgage Loan Schedule shall also set forth the total of the amounts described under (xiv) above for all of the Mortgage Loans. The Mortgage Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required. With respect to any Qualified Substitute Mortgage Loan, the item described in clause (xiii) shall be set forth as the date of substitution.

         "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan.

         "Mortgaged Property": The underlying property securing a Mortgage Loan.

         "Mortgagor": The obligor or obligors on a Mortgage Note.

         "Net Mortgage Rate": As to each Mortgage Loan, a per annum rate of interest equal to the related Mortgage Rate as in effect from time to time minus the Servicing Fee Rate.

         "Nonrecoverable Advance": Any Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Depositor and the Trustee.

         "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Master Servicer or of the Sub-Servicer and delivered to the Depositor and Trustee.

         "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to the Trustee; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, or (b) resignation of the Master Servicer pursuant to Section 6.04 must be an opinion of counsel who (i) is in fact independent of the Depositor and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Master Servicer or in an affiliate of either and (iii) is not connected with the Depositor or the Master Servicer as an officer, employee, director or person performing similar functions.

         "OTS": Office of Thrift Supervision or any successor.

         "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in full, Cash Liquidation or REO Disposition and which was not purchased or substituted for prior to such Due Date pursuant to Sections 2.02, 2.04 or 3.25.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Pass-Through Rate": With respect to the Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Net Mortgage Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to the distributions thereon allocable to principal (or, in the case of the initial Distribution Date, at the close of business on the Cut-off Date).

         "Percentage Interest": With respect to any Certificate, the undivided percentage ownership interest equal to the initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates.

         "Periodic Cap": With respect to the Mortgage Loans, the periodic rate cap which limits the increase or the decrease of the related Mortgage Rate on any Adjustment Date to _______%.

         "Permitted Instruments": Any one or more of the following:

                  (i) (a) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and (b) direct obligations of, and obligations guaranteed as to timely payment by FHLMC or FNMA if, at the time of investment, they are assigned the highest credit rating by the Rating Agencies;

                  (ii) repurchase obligations (the collateral for which is held by a third party or the Trustee) with respect to any security described in clause (i) above, provided that the short-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest long-term rating categories;

                  (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company (or, in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof has been rated by each Rating Agency in its highest short-term rating;

                  (iv) commercial paper (having original maturities of not more than nine months) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of acquisition has been rated by each Rating Agency in its highest short- term rating;

                  (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest rating available; and

                  (vi) if previously confirmed in writing to the Trustee, any other obligation or security acceptable to each Rating Agency in respect of mortgage pass-through certificates rated in each Rating Agency's highest rating category;

provided, that no such instrument shall be a Permitted Instrument if such instrument evidences either (a) the right to receive interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

         "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Prepayment Assumption": A prepayment assumption of ____% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of ___% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional ___% per annum in each succeeding month until the thirtieth month, and a constant ___% per annum rate of prepayment thereafter for the life of such mortgage loans.

         "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment, a Principal Prepayment in full, or of a Cash Liquidation or an REO Disposition during the related Prepayment Period, an amount equal to the amount of interest that would have accrued at the applicable Net Mortgage Rate (i) in the case of a Principal Prepayment in full, Cash Liquidation or REO Disposition on the principal balance of such Mortgage Loan immediately prior to such prepayment (or liquidation), commencing on the date of prepayment (or liquidation) and ending on the last day of the month of prepayment or liquidation or (ii) in the case of a partial Principal Prepayment, on the amount of such prepayment, commencing on the date as of which the prepayment is applied and ending on the last day of the month of prepayment.

         "Prepayment Period": As to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         "Primary Hazard Insurance Policy": Each primary hazard insurance policy required to be maintained pursuant to Section 3.13.

         "Primary Mortgage Insurance Policy": Each primary mortgage insurance policy required to be maintained pursuant to Section 3.13.

         "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         "Purchase Price": With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02, 2.04 or 3.25, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof, (ii) unpaid accrued interest (or REO Imputed Interest) at the sum of the applicable Net Mortgage Rate, the rate at which the Trustee's Fee accrues on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid related Servicing Fees from the date through which interest was last paid by the Mortgagor, in each case to the first day of the month in which such Purchase Price is to be distributed, plus (iii) the aggregate of all Advances made in respect thereof that were not previously reimbursed.

         "Qualified Insurer": An insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact business in such states and to write the insurance provided by the insurance policy issued by it, approved as an insurer by the Master Servicer, as a FNMA approved mortgage insurer and having a claims paying ability rating of at least "AA" by ____________________ and which is acceptable to _________________. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating by ____________ and _______________ as the insurer it replaces had on the Closing Date.

         "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Master Servicer, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Section 2 of the Sponsor's Warranty Certificate; (v) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date; and (vi) be covered under a Primary Insurance Policy if such Qualified Substitute Mortgage Loan has a Loan-to-Value Ratio in excess of 80%. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the Net Mortgage Rates described in clause (ii) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (iii) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (iv) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

         "Rating Agency": [Standard & Poor's] [Moody's] [Fitch] [Duff & Phelps]. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the two highest long term debt rating categories of a Rating Agency shall mean "AA" or better in the case of [Standard & Poor's] [Fitch] [Duff & Phelps] and "Aa2" or better in the case of Moody's and references herein to the highest short-term debt rating of a Rating Agency shall mean "D-1" or better in the case of [Duff & Phelps] and "A- 1" in the case of [Standard & Poor's, ] and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

         "Realized Loss": With respect to any Mortgage Loan or related REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the related Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the date of the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the related Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Sub-Servicer with respect to related Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the amount of such Debt Service Reduction.

         "Record Date": The last Business Day of the month immediately preceding the month of the related Distribution Date.

         "Regulation AB" Subpart 229,1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting

         "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Remittance Report": A report prepared by the Master Servicer providing the information set forth in Exhibit E attached hereto.

         "REO Acquisition": The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

         "REO Disposition": The receipt by the Master Servicer of Insurance Proceeds, Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced by any income from the REO Property treated as a recovery of principal pursuant to Section 3.15) .

         "REO Proceeds": Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial Account as and when received.

         "REO Property": A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         "Request for Release": A release signed by a Servicing Officer, in the form of Exhibits F-1 or F-2 attached hereto.

         "Required Insurance Policy": With respect to any Mortgage Loan, any Insurance Policy or any other insurance policy that is required to be maintained from time to time under this Agreement or pursuant to the provisions of a Mortgage Loan.

         "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Sponsor 's Warranty Certificate": The Sponsor 's Warranty Certificate of the Sponsor, dated ________ __, 200_, in the form of Exhibit I attached hereto.

         "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

         "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under the second paragraph of Section 3.01 and Section 3.09.

         "Servicing Criteria" The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time, or those Servicing Criteria otherwise mutually agreed to by Sponsor and the applicable Servicer in response to evolving interpretations of Regulation AB and incorporated into a revised Exhibit L.

         "Servicing Fee": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at the related Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest).

         "Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate of _______%."

         "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name appears on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         "Single Certificate": A Certificate evidencing the minimum denomination of the Certificates as set forth in Section 5.01.

         "Special Hazard Amount": As of any Distribution Date, an amount equal to $___________ (the initial "Special Hazard Amount") minus the sum of (i) the aggregate amount of draws made under the Letter of Credit in accordance with
Section 4.04 since the Cut-off Date and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all of the Mortgage Loans on such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on such Anniversary.

         "Special Hazard Percentage": As of each anniversary of the Cut-off Date, the greater of (i) 1% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance on such anniversary of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans on such anniversary.

         "Sponsor": [Impac Funding Corporation], and its successors and assigns.

         "[Standard & Poor's": Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. or its successor in interest.]

         "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and net income from a REO Property to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous Distribution Date and (c) any Realized Loss with respect thereto allocated pursuant to Section 4.04 for any previous Distribution Date.

         "Sub-Servicer": Any Person with which the Master Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

         "Sub-Servicer Remittance Date": The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

         "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Master Servicer.

         "Sub-Servicing Agreement": The written contract between the Master Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

         ["Tax Returns": [To be provided.]]

         "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         "Trust Fund": The corpus of the trust created by this Agreement, to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in respect of the Mortgage Loans in the Custodial Account and in the Certificate Account, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, proceeds of any Primary Hazard Insurance Policies, if any, and the Letter of Credit (or any alternate form of credit support substituted therefor) and all proceeds thereof.

         "Trustee": [Name of Trustee], or its successor in interest, or any successor trustee appointed as herein provided.

         "Trustee's Fee": As to each Mortgage Loan and as the Distribution Date, an amount, payable out of any payment of interest on the Mortgage Loan, equal to interest at _____% per annum on the Stated Principal Balance of such Mortgage Loan as of the Due Date immediately preceding the month in which such Distribution Date occurs.

         "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

         "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. The Voting Rights shall be allocated among Holders of the Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates.

                                   ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01 Conveyance of Mortgage Loans.

         The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans identified on the Mortgage Loan Schedule and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such assignment includes all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date).

         In connection with such transfer and assignment, the Depositor has requested the Sponsor to deliver to, and deposit with the Trustee, the following documents or instruments:

                  (i) the original Mortgage Note, endorsed by the Sponsor "Pay to the order of [Name of Trustee], as trustee without recourse" or to "Pay to the order of [Name of Trustee], as trustee for holders of Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 200---, without recourse" with all intervening endorsements showing a complete chain of endorsements from the originator to the Person endorsing it to the Trustee;

                  (ii) the original recorded Mortgage or, if the original Mortgage has not been returned from the applicable public recording office, a copy of the Mortgage certified by the Sponsor to be a true and complete copy of the original Mortgage submitted to the title insurance company for recording;

                  (iii) a duly executed original Assignment of the Mortgage endorsed by the Sponsor, without recourse, to "[Name of Trustee], as trustee" or to "[Name of Trustee], as trustee for holders of Impac Secured Assets Corp. Mortgage Pass-Through Certificates, Series 200---", with evidence of recording thereon;

                  (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator thereof to the Person assigning it to the Trustee or, if any such Assignment has not been returned from the applicable public recording office, a copy of such Assignment certified by the Sponsor to be a true and complete copy of the original Assignment submitted to the title insurance company for recording;

                  (v) the original lender's title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

                  (vi) the original of any assumption, modification, extension or guaranty agreement;

                  (vii) the original or a copy of the private mortgage insurance policy or original certificate of private mortgage insurance, if applicable; and

                  (viii) if any of the documents or instruments referred to above were executed on behalf of the Mortgagor by another Person, the original power of attorney or other instrument that authorized and empowered such Person to sign, or a copy thereof certified by the Sponsor (or by an officer of the applicable title insurance or escrow company) to be a true and correct copy of the original.

         The Sponsor is obligated pursuant to the Sponsor's Warranty Certificate to deliver to the Trustee: (a) either the original recorded Mortgage, or in the event such original cannot be delivered by the Sponsor, a copy of such Mortgage certified as true and complete by the appropriate recording office, in those instances where a copy thereof certified by the Sponsor was delivered to the Trustee pursuant to clause (ii) above; and (b) either the original Assignment or Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from the originator to the Sponsor, or in the event such original cannot be delivered by the Sponsor, a copy of such Assignment or Assignments certified as true and complete by the appropriate recording office, in those instances where copies thereof certified by the Sponsor were delivered to the Trustee pursuant to clause (iv) above. Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Sponsor shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

         If any Assignment is lost or returned unrecorded to the Trustee because of any defect therein, the Sponsor is required to prepare a substitute Assignment or cure such defect, as the case may be, and the Trustee shall cause such Assignment to be recorded in accordance with this paragraph.

         The Sponsor is required, as described in the Sponsor's Warranty Certificate, to deliver to the Trustee the original of any documents assigned to the Trustee pursuant to this Section 2.01 not later than 120 days after the Closing Date.

         All original documents relating to the Mortgage Loans which are not delivered to the Trustee, to the extent delivered by the Sponsor to the Master Servicer, are and shall be held by the Master Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

         Except as may otherwise expressly be provided herein, neither the Depositor, the Master Servicer nor the Trustee shall (and the Master Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or pen-nit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

         It is intended that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor 's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Sponsor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C) granted by Impac Funding Corporation to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Section 2.02 Acceptance of the Trust Fund by the Trustee.

         The Trustee acknowledges receipt (subject to any exceptions noted in the Initial Certification described below) of the documents referred to in
Section 2.01 above and all other assets included in the Trust Fund and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the Trust Fund (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

         The Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Trustee agrees to execute and deliver to the Depositor and the Master Servicer on the Closing Date an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i) - (vi) and (xiii) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. Neither the Trustee nor the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) of Section 2.01. Neither the Trustee nor the Master Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         Within 90 days of the Closing Date the Trustee shall deliver to the Depositor and the Master Servicer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

         If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly notify the Sponsor, the Master Servicer and the Depositor. The Trustee shall promptly notify the Sponsor of such defect and request that the Sponsor cure any such defect within 60 days from the date on which the Sponsor was notified of such defect, and if the Sponsor does not cure such defect in all material respects during such period, request that the Sponsor purchase such Mortgage Loan from the Trust Fund on behalf of the Certificateholders at the Purchase Price within 90 days after the date on which the Sponsor was notified of such defect. It is understood and agreed that the obligation of the Sponsor to cure a material defect in, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master Servicer in the Custodial Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Sponsor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Sponsor shall require as necessary to vest in the Sponsor ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File.

         Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Depositor.

         (a) The Master Servicer hereby represents and warrants to and covenants with the Depositor and the Trustee for the benefit of Certificateholders that:

                  (i) The Master Servicer is, and throughout the term hereof shall remain, a duly organized, validly existing and in good standing under the laws of the State of (except as otherwise permitted pursuant to Section 6.02), the Master Servicer is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, and the Master Servicer is, and shall remain, approved to sell mortgage loans to and service mortgage loans for FNMA and FHLMC;

                  (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's articles of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                  (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                  (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                  (vii) The Master Servicer will comply in all material respects in the performance of this Agreement and with all reasonable rules and requirements of each insurer under each Insurance Instrument;

                  (viii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Master Servicer, other than such as have been obtained; and

                  (ix) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Depositor, the Trustee and the Certificateholders. Upon discovery by the Depositor, the Trustee or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Depositor or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

         (b) The Depositor hereby represents and warrants to the Master Servicer and the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                  (i) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                  (ii) No Mortgage Loan is one month or more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                  (iii) The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (iv) The Mortgage Loans are fully-amortizing, adjustable- rate mortgage loans with Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

                  (v) Each Mortgage Loan secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80% is the subject of a Primary Mortgage Insurance Policy that insures that portion of the principal balance thereof that exceeds the amount equal to 75% of the appraised value of the related Mortgaged Property. Each such Primary Mortgage Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder; and

                  (vi) The representations and warranties of the Sponsor with respect to the Mortgage Loans and the remedies therefor are as set forth in the Sponsor's Warranty Certificate.

         [Other representations and warranties as applicable.]

         It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee.

         Upon discovery by either the Depositor, the Master Servicer or the Trustee of a breach of any representation or warranty set forth in this Section
2.03 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

         Section 2.04 Representations and Warranties of the Sponsor; Repurchase and Substitution.

         The Depositor hereby assigns to the Trustee for the benefit of Certificateholdersits interest in respect of the representations and warranties made by the Sponsor in the Sponsor 's Warranty Certificate or the exhibits thereto. Insofar as the Sponsor's Warranty Certificate relates to such representations and warranties and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders. Upon the discovery by the Depositor, the Master Servicer or the Trustee of a breach of any of the representations and warranties made in the Sponsor's Warranty Certificate in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Sponsor of such breach and request that such Sponsor shall, within 90 days from the date that the Depositor, the Sponsor or the Trustee was notified of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of such breach, the Sponsor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within 90 days following the Closing Date. Any such substitution must occur within 90 days from the date the Sponsor was notified of the breach if such 90 day period expires before two years following the Closing Date. In the event that the Sponsor elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Sponsor shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the Sponsor on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Sponsor shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Depositor shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Depositor shall deliver the amended Mortgage Loan Schedule, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Sponsor shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Sponsor 's Warranty Certificate as of the date of substitution, and the Depositor shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in
Section 2.03 hereof, and the Sponsor shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a repurchase or substitution obligation has occurred pursuant to Section 3 of the Sponsor 's Warranty Certificate.

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Sponsor shall provide the Master Servicer on the day of substitution for immediate deposit in to the Custodial Account the amount of such shortfall, without any reimbursement therefor. The Sponsor shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be dome by the Sponsor.

         Except as expressly set forth herein neither the Trustee nor the Master Servicer is under any obligation to discover any breach of the above mentioned representations and warranties. It is understood and agreed that the obligation of the Sponsor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. In addition, if the first scheduled Monthly Payment is due during the first month after its closing date (as such term is used in the Sponsor 's Warranties Certificate) and such Monthly Payment is not received by the Master Servicer within 30 days of the due date in accordance with the terms of the related Mortgage Note, the Master Servicer shall promptly notify the Sponsor and the Trustee and the Sponsor shall purchase such Mortgage Loan from the Trust Fund at the Purchase Price or substitute a Qualified Substitute Mortgage Loan therefor within 15 days from the date that the Sponsor was notified.

         Section 2.05 Issuance of Certificates Evidencing Interests in the Trust Fund.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated, and delivered to or upon the order of the Depositor, the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

         Section 2.06 Purposes and Powers of the Trust.

         The purpose of the common law trust, as created hereunder, is to engage in the following activities:

         (a) acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

         (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

         (c) to make payments on the Certificates;

         (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         The trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.06 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

         Section 3.01 Master Servicer to Act as Master Servicer.

         The Master Servicer shall service and administer the Mortgage Loans for the benefit of the Certificateholders, in accordance with this Agreement and the customary and usual standards of practice of prudent institutional mortgage lenders servicing comparable mortgage loans for their own account in the respective states in which the Mortgaged Properties are located. Subject to the foregoing, the Master Servicer shall have full power and authority, acting alone and/or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master Servicer believes it appropriate in its best judgment, to (i) execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties, (ii) institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and (iii) hold or cause to be held title to such properties, on behalf of the Trustee and Certificateholders. The Master Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Subject to Section 3.16, the Trustee shall furnish to the Master Servicer and any Sub-Servicer any powers of attorney and other documents necessary or appropriate to enable the Master Servicer and any Sub-Servicer to carry out their servicing and administrative duties hereunder. The Trustee shall not be responsible for any action taken by the Master Servicer or any Sub-Servicer pursuant to the application of such powers of attorney.

         In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. No costs incurred by the Master Servicer or by Sub-Servicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

         The Master Servicer may approve a request for a partial release of the Mortgaged Property, easement, consent to alteration or demolition and other similar matters if it has determined, exercising its good faith business judgement in the same manner as it would if it were the owner of the related Mortgage Loan, that such approval will not adversely affect the security for, or the timely and full collectability of, the related Mortgage Loan. Any fee collected by the Master Servicer for processing such request will be retained by the Master Servicer as additional servicing compensation.

         The relationship of the Master Servicer (and of any successor to the Master Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         Section 3.02 Sub-Servicing Agreements Between Master Servicer and Sub-Servicers.

         (a) The Master Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. Each Sub-Servicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the SubServicer to perform its obligations hereunder and under the Sub-Servicing Agreement, and in either case shall be a FHLMC or FNMA approved mortgage servicer. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. With the consent of the Trustee, which consent shall not be unreasonably withheld, the Master Servicer and the Sub-Servicers may enter into Sub-Servicing Agreements and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each SubServicer under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Sub-Servicing Agreement, or to purchase a Mortgage Loan on account of defective documentation or on account of a breach of a representation or warranty, as described in Section 2.02. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         Section 3.03 Successor Sub-Servicers.

         The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Master Servicer without any act or deed on the part of such Sub-Servicer or the Master Servicer, and the Master Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

         Section 3.04 Liability of the Master Servicer.

         Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a SubServicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when the Sub-Servicer has received such payments. The Master Servicer shall be entitled to enter into any agreement with a Sub Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 3.05 No Contractual Relationship Between Sub-Servicers and Trustee or Certificateholders.

         Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06.

         Section 3.06 Assumption or Termination of Sub-Servicing Agreements by Trustee.

         In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under each Sub-Servicing Agreement that the Master Servicer may have entered into, unless the Trustee is then permitted and elects to terminate any Sub-Servicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each Sub-Servicing Agreement to the same extent as if the Sub-Servicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Sub-Servicing Agreements, and the Master Servicer shall continue to be entitled to any rights or benefits which arose prior to its termination as master servicer.

         The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

         Section 3.07 Collection of Certain Mortgage Loan Payments.

         The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Insurance Policy, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Hazard Insurance Policy, Primary Mortgage Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that it is prohibited by applicable law from enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required. Consistent with the foregoing, the Master Servicer may in its discretion waive any prepayment fees, late payment charge or other charge, except as otherwise required under applicable law. The Master Servicer shall be responsible for preparing and distributing all information statements relating to payments on the Mortgage Loans, in accordance with all applicable federal and state tax laws and regulations.

         Section 3.08 Sub-Servicing Accounts.

         In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall otherwise be acceptable to the Master Servicer. All amounts held in a Sub-Servicing Account shall be held in trust for the Trustee for the benefit of the Certificateholders. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation and any unreimbursed expenses and advances, to the extent permitted by the Sub-Servicing Agreement. On each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer for deposit into the Custodial Account all funds held in the Sub-Servicing Account with respect to any Mortgage Loan as of the Sub-Servicer Remittance Date, after deducting from such remittance an amount equal to the servicing compensation and unreimbursed expenses and advances to which it is then entitled pursuant to the related Sub-Servicing Agreement, to the extent not previously paid to or retained by it. In addition, on each Sub-Servicer Remittance Date the Sub-Servicer will be required to remit to the Master Servicer any amounts required to be advanced pursuant to the related SubServicing Agreement. The Sub-Servicer will also be required to remit to the Master Servicer, within one Business Day of receipt, the proceeds of any Principal Prepayment made by the Mortgagor and any Insurance Proceeds or Liquidation Proceeds.

         Section 3.09 Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

         The Master Servicer and the Sub-Servicers shall establish and maintain one or more accounts (the "Servicing Accounts"), and shall deposit and retain therein all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, Primary Hazard Insurance Policy premiums, and comparable items for the account of the Mortgagors, to the extent that the Master Servicer customarily escrows for such amounts. Withdrawals of amounts so collected from a Servicing Account may be made only to
(i) effect payment of taxes, assessments, Primary Hazard Insurance Policy premiums and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any payments made pursuant to Sections 3.01 (with respect to taxes and assessments) and 3.13 (with respect to Primary Hazard Insurance Policies); (iii) refund to Mortgagors any sums as may be determined to be overages; or (iv) clear and terminate the Servicing Account at the termination of this Agreement pursuant to Section 9.01. As part of its servicing duties, the Master Servicer or Sub-Servicers shall, if and to the extent required by law, pay to the Mortgagors interest on funds in Servicing Accounts from its or their own funds, without any reimbursement therefor.

         Section 3.10 Custodial Account.

         (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Custodial Account") in which the Master Servicer shall deposit or cause to be deposited no later than the first Business Day after receipt or as and when received from the Sub-Servicers, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date, or received and identified by it prior to the Cut-off Date but allocable to a period subsequent thereto (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest on the Mortgage Loans, not including any portion thereof representing interest on account of the related Servicing Fee Rate;

                  (iii) all Insurance Proceeds, other than proceeds that represent reimbursement of costs and expenses incurred by the Master Servicer in connection with presenting claims under the related Insurance Policies, Liquidation Proceeds and REO Proceeds;

                  (iv) all proceeds of any Mortgage Loan or REO Property repurchased or purchased in accordance with Sections 2.02, 2.04, 3.25 or 9.01 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to
         Section 2.04;

                  (v) any amounts required to be deposited in the Custodial Account pursuant to Section 3.12, 3.13 or 3.22; and

                  (vi) all amounts required to be deposited pursuant to Section 3.25.

         For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

         The foregoing requirements for deposit in the Custodial Account shall be exclusive. In the event the Master Servicer shall deposit in the Custodial Account any amount not required to be deposited therein, it may withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Master Servicer.

         (b) Funds in the Custodial Account may be invested in Permitted Instruments in accordance with the provisions set forth in Section 3.12, The Master Servicer shall give notice to the Trustee and the Depositor of the location of the Custodial Account after any change thereof.

         (c) Payments in the nature of late payment charges, prepayment fees, assumption fees and reconveyance fees received on the Mortgage Loans shall not be deposited in the Custodial Account, but rather shall be received and held by the Master Servicer as additional servicing compensation.

         Section 3.11 Permitted Withdrawals From the Custodial Account. The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3. 10 that are attributable to the Mortgage Loans for the following purposes:

                  (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01, such deposit to include interest collections on the Mortgage Loans at the Net Mortgage Rate [and net of amounts reimbursed therefrom];

                  (ii) to pay to itself, the Depositor, the Sponsor or any other appropriate person, as the case may be, with respect to each Mortgage Loan that has previously been purchased, repurchased or replaced pursuant to Sections 2.02, 2.04 or 9.01 all amounts received thereon and not yet distributed as of the date of purchase, repurchase or substitution;

                  (iii) to reimburse itself or any Sub-Servicer for Advances not previously reimbursed, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (iii) being limited to amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such Advances were made and as further provided in Section 3.15;

                  (iv) to reimburse or pay itself, the Trustee or the Depositor for expenses incurred by or reimbursable to the Master Servicer, the Trustee or the Depositor pursuant to Sections 3.22, 6.03, 8.05, 10.01(c) or 10.01(g), except as otherwise provided in such Sections;

                  (v) to reimburse itself or any Sub-Servicer for costs and expenses incurred by or reimbursable to it relating to the prosecution of any claims pursuant to Section 3.13 that are in excess of the amounts so recovered;

                  (vi) to reimburse itself or any Sub-Servicer for unpaid Servicing Fees and unreimbursed Servicing Advances, the Master Servicer's or any Sub-Servicer's right to reimbursement pursuant to this clause (vi) with respect to any Mortgage Loan being limited to late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.09 and any other related Late Collections;

                  (vii) to pay itself as servicing compensation (in addition to the Servicing Fee), on or after each Distribution Date, any interest or investment income earned on funds deposited in the Custodial Account for the period ending on such Distribution Date, subject to Section 8.05;

                  (viii) to reimburse itself or any Sub-Servicer for any Advance previously made which itself has determined to be a Nonrecoverable Advance, provided that such Advance was made with respect to a delinquency that ultimately constituted an Excess Special Hazard Loss, Excess Fraud Loss, Excess Bankruptcy Loss or Extraordinary Loss; and to clear and terminate the Custodial Account at the termination of this Agreement pursuant to Section 9.01.

         The Master Servicer shall keep and maintain separate accounting records on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses (ii), (iii),
(iv), (v), (vi), (vii) and (viii). Reconciliations will be prepared for the Custodial Account within 45 Calendar days after the bank statement cut-off date. All items requiring reconciliation will be resolved within 90 calendar days of their original identification.

         Section 3.12 Permitted Instruments.

         Any institution maintaining the Custodial Account shall at the direction of the Master Servicer invest the funds in such account in Permitted Instruments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Master Servicer. The Master Servicer shall deposit in the Custodial Account (with respect to investments made hereunder of funds held therein) an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

         Section 3.13 Maintenance of the Letter of Credit, Primary Mortgage Insurance and Primary Hazard Insurance.

         (a) The Master Servicer covenants and agrees to exercise its best reasonable efforts to maintain and keep the Letter of Credit in full force and effect in accordance with Section 4.06 until the termination of the Trust Fund created hereby, unless the amount available to be drawn thereunder has been exhausted or unless the Letter of Credit has been terminated pursuant to the terms thereof or hereof. As to any Distribution Date, with respect to any Mortgage Loan as to which liquidation has been completed (which shall be deemed to have occurred when the Master Servicer determines that it has received all Insurance Proceeds (other than proceeds from a drawing under the Letter of Credit), Liquidation Proceeds and other recoveries which the Master Servicer deems to be recoverable) during the preceding calendar month or was deemed to have occurred during such preceding calendar month in accordance with Section
3.07 (other than any Mortgage Loan relating to a Mortgaged Property which has suffered an Extraordinary Loss), by 12:00 Noon, New York City time, on the related Certificate Account Deposit Date, the Trustee shall draw on the Letter of Credit, after receipt of the written statement of the Master Servicer delivered pursuant to Section 4.04, pursuant to the terms thereof. In lieu of a draw under the Letter of Credit as provided above, Southern Pacific Funding, at its sole option, may, on the Certificate Account Deposit Date upon which such draw could otherwise be made, deposit an amount equal to such draw into the Certificate Account. After any drawing under the Letter of Credit or payment by Southern Pacific Funding pursuant to this Section 3.13(a), the Trustee shall assign to Southern Pacific Funding any rights in or to the related Mortgage Loan and such Mortgage Loan will thereafter no longer be part of the Trust Fund. Upon receipt by Southern Pacific Funding of any amounts in connection with a Mortgage Loan so assigned to it, Southern Pacific Funding shall supply the Trustee with an Officers' Certificate which sets forth such amount, and (except in the case of a payment made by Southern Pacific Funding in lieu of a draw on the Letter of Credit) Southern Pacific Funding shall cause the Letter of Credit Issuer to be reimbursed to the extent required for reinstatement of the available amount under the Letter of Credit. Upon receipt by the Trustee of such an Officers' Certificate, if the Letter of Credit remains outstanding, the Trustee shall request the reinstatement of the amount remaining under the Letter of Credit in an amount equal to such recovered amount by delivering a certificate to the Letter of Credit Issuer substantially in the form of Annex B to the Letter of Credit.

         Notwithstanding the foregoing, draws on the Letter of Credit, or payments in lieu thereof, in connection with Fraud Losses shall not exceed in the aggregate Fraud Loss Amount.

         (b) The Master Servicer may terminate the Letter of Credit or reduce the amount thereof (pursuant to Section 4.06(d)) or substitute an alternative form of credit enhancement therefor, provided that prior to any such reduction, termination or substitution, the Master Servicer shall obtain written confirmation from the Rating Agency that such reduction, termination or substitution would not adversely affect the then-current rating assigned to the Certificates by such Rating Agency and provide a copy of such confirmation to the Trustee and, provided that the Master Servicer obtains on Opinion of Counsel to the effect that obtaining any such alternative form of credit support will not adversely affect the classification of the Trust Fund as a grantor trust for federal income tax purposes.

         (c) The Master Servicer shall not take, or permit any Sub-servicer to take, any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or Sub-servicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Mortgage Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 75% or less of the Collateral Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%. The Master Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy, or consent to any Sub-servicer canceling or refusing to renew any such Primary Mortgage Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer.

         (d) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Sub-servicer to present, on behalf of the Master Servicer, the Sub-servicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonableaction as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Section 3.10, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11.

         (e) The Master Servicer shall cause to be maintained for each Mortgage Loan primary hazard insurance with extended coverage on the related Mortgaged Property in an amount equal to the lesser of 100% of the replacement value of the improvements, as determined by the insurance company, on such Mortgaged Property or the unpaid principal balance of the Mortgage Loan. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount equal to the replacement value of the improvements thereon. Pursuant to Section 3.10, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. When the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the replacement value of the improvements, which are part of such Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first two sentences of this Section 3.13 and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

         Section 3.14 Enforcement of Due-on-Sale Clauses; Assumption Agreements.

         The Master Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so or if such enforcement will adversely affect or jeopardize required coverage under the Insurance Instruments. If the Master Servicer is unable to enforce such "due on- sale" clause (as provided in the previous sentence) or if no "due-on-sale" clause is applicable, the Master Servicer or the Sub-Servicer will enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon; provided, however, that the Master Servicer shall not enter into any assumption and modification agreement if the coverage provided under the Primary Insurance Policy, if any, would be impaired by doing so. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note, if the Master Servicer shall have determined in good faith that such substitution will not adversely affect the collectability of the Mortgage Loan. Any fee collected by or on behalf of the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Master Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

         Section 3.15 Realization Upon Defaulted Mortgage Loans.

         The Master Servicer shall exercise reasonable efforts, consistent with the procedures that the Master Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07, and which are not released from the Trust Fund pursuant to any other provision hereof. The Master Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Master Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.11. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.11.

         The proceeds of any Cash Liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, pursuant to
Section 3.11(vi) or 3.22; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the date of the Cash Liquidation or REO Disposition, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Cash Liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, on a pro rata basis, to unpaid Servicing Fees; and second, to interest at the related Net Mortgage Rate. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to Section 3.11(vi). The portions of the recovery so allocated to interest at the related Net Mortgage Rate and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Trustee for any unpaid Trustee's Fees, second, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Advances in accordance with Section 3.11
(iii) or 3.22, and third, for distribution in accordance with the provisions of
Section 4.01(b).

         Section 3.16 Trustee to Cooperate; Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to
Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File in the form of the Request for Release attached hereto as Exhibit F-2. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Master Servicer. Subject to the receipt by the Master Servicer of the proceeds of such payment in full and the payment of all related fees and expenses, the Master Servicer shall arrange for the release to the Mortgagor of the original cancelled Mortgage Note. The Master Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. All other documents in the Mortgage File shall be retained by the Master Servicer to the extent required by applicable law. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

         From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under the Insurance Instruments or any other insurance policy relating to the Mortgage Loan, the Trustee shall, upon request of the Master Servicer and delivery to the Trustee of a Request for Release in the form attached hereto as Exhibit F-1, release the related Mortgage File to the Master Servicer, and the Trustee shall execute such documents as the Master Servicer shall prepare and request as being necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Master Servicer to return each document previously requested from the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Custodial Account have been or will be so deposited, or that such Mortgage Loan has become an REO Property, the servicing receipt shall be released by the Trustee to the Master Servicer.

         Upon written request of a Servicing Officer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Master Servicer that are necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such request that such pleadings or documents be executed by the Trustee shall include a certification as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.17 Servicing Compensation.

         As compensation for its activities hereunder, the Master Servicer shall be entitled to retain, from deposits to the Custodial Account of amounts representing payments or recoveries of interest, the Servicing Fees with respect to each Mortgage Loan (less any portion of such amounts retained by any Sub-Servicer). In addition, the Master Servicer shall be entitled to recover unpaid Servicing Fees out of related Late Collections to the extent permitted in
Section 3.11.

         The Master Servicer also shall be entitled pursuant to Section 3. 11 to receive from the Custodial Account, as additional servicing compensation interest or other income earned on deposits therein, as well as any prepayment fees, assumption fees, late payment fees and reconveyance fees. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of fees and commissions for the Letter of Credit, payment of the premiums for any Primary Mortgage Insurance Policy or blanket policy insuring against hazard losses pursuant to
Section 3.13, payment of the servicing compensation of the Sub-Servicer to the extent not retained by it), and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.11. The Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

         Section 3.18 Maintenance of Certain Servicing Policies.

         During the term of its service as Master Servicer, the Master Servicer shall maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and
(ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by such corporation. The Master Servicer shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such errors and omissions policy or policies or fidelity bond in a timely fashion in accordance with the terms of such policy or bond, and upon the filing of any claim on any policy or bond described in this Section, the Master Servicer shall promptly notify the Trustee of any such claims and the Trustee shall notify the Rating Agency of such claim.

         Section 3.19 Annual Statement as to Compliance.

         Not later than February 28 of each calendar year beginning in 2007, the Master Servicer at its own expense shall deliver to the Trustee a certificate (an "Annual Statement of Compliance") signed by a Servicing Officer stating, as to the signers thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Agreement or other applicable servicing agreement has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement or other applicable servicing agreement for such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof including the steps being taken by the Master Servicer to remedy such failure. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Master Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer, the Master Servicer shall deliver a similar Annual Statement of Compliance by that subservicer to the Trustee as described above as and when required with respect to the Master Servicer.

         If the Master Servicer cannot deliver the related Annual Statement of Compliance by February 28th of such year, the Trustee, at its sole option, may permit a cure period for the Master Servicer to deliver such Annual Statement of Compliance, but in no event later than March 10th of such year.

         Failure of the Master Servicer to timely comply with this Section 3.19 shall be deemed an Event of Default, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

         Section 3.20 Assessments of Compliance and Attestation Reports.

         On and after January 1, 2006, the Master Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1123 of Regulation AB, the Master Servicer shall deliver to theTrustee on or before February 28 of each calendar year beginning in 2007, a report regarding the Master Servicer's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance must be reasonably satisfactory to the Trustee, and as set forth in Regulation AB, the Assessment of Compliance must contain the following:

         (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Master Servicer;

         (b) A statement by such officer that such officer used the Servicing Criteria attached as Exhibit L hereto, and which will also be attached to the Assement of Compliance, to assess compliance with the Servicing Criteria applicable to the Master Servicer;

         (c) An assessment by such officer of the Master Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Master Servicer, that are backed by the same asset type as the Mortgage Loans;

         (d) A statement that a registered public accounting firm has issued an attestation report on the Master Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

         (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Master Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Master Servicer, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to the Master Servicer.

         On or before February 28 of each calendar year beginning in 2007, the Master Servicer shall furnish to the Trustee a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Depositor, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         The Master Servicer shall cause any subservicer, and each subcontractor determined by the Master Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Trustee and the Depositor an Assessment of Compliance and Attestation Report as and when provided above.

         Such Assessment of Compliance, as to any subservicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to any "primary servicer." Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         If the Master Servicer cannot deliver any Assessment of Compliance or Attestation Report by February 28th of such year, the Trustee, at its sole option, may permit a cure period for the Master Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 10th of such year.

         Failure of the Master Servicer to timely comply with this Section 3.20 shall be deemed an Event of Default, and the Trustee may, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Master Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

         The Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to the "trustee." In addition, the Trustee shall cause the Custodian to deliver to the Trustee and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit L hereto which are indicated as applicable to a "custodian." Notwithstanding the foregoing, as to any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Section 3.21 Access to Certain Documentation.

         (a) The Master Servicer shall provide to the OTS, the FDIC and other federal banking regulatory agencies, and their respective examiners, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS, the FDIC and such other agencies. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Master Servicer designated by it. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this section.

         (b) The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise to the extent related to the servicing of the Mortgage Loans. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

         Section 3.22 Title, Conservation and Disposition of REO Property.

         This Section shall apply only to REO Properties acquired for the account of the Trust Fund, and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from the Trust Fund pursuant to any provision hereof. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

         The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets. The Master Servicer shall deposit, or cause to be deposited, on a daily basis in the Custodial Account all revenues received with respect to the REO Properties, net of any directly related expenses incurred or withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

         If as of the date of acquisition of title to any REO Property there remain outstanding unreimbursed Servicing Advances with respect to such REO Property or any outstanding Advances allocated thereto the Master Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.15.

         Subject to the first paragraph of this Section 3.22, the REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall determine to be in the best economic interest of the Trust Fund.

         The Master Servicer shall deposit the proceeds from the REO Disposition, net of any payment to the Master Servicer as provided above, in the Custodial Account upon receipt thereof for distribution in accordance with
Section 4.01, including any such net proceeds which are in excess of the applicable Stated Principal Balance plus all unpaid REO Imputed Interest thereon through the date of the REO Disposition.

         Notwithstanding the foregoing provisions of this Section 3.22, with respect to any Mortgage Loan as to which the Master Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Master Servicer shall promptly request the Trustee and the Depositor to provide directions and instructions with respect to such Mortgage Loan and shall act in accordance with any such directions and instructions jointly provided by the Trustee and the Depositor. Notwithstanding the preceding sentence of this Section 3.22, with respect to any Mortgage Loan described by such sentence, the Master Servicer shall not, on behalf of the Trustee, either (i) obtain title to the related Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, the related Mortgaged Property, unless (i) the Depositor and the Trustee jointly direct the Master Servicer to take such action and (ii) either (A) the Master Servicer has, at least 30 days prior to taking such action, obtained and delivered to the Depositor an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards or (B) the Depositor has directed the Master Servicer not to obtain an environmental audit report. If the Trustee and the Depositor have not jointly provided directions and instructions to the Master Servicer in connection with any such Mortgage Loan within 30 days of a request by the Master Servicer for such directions and instructions, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

         The cost of the environmental audit report contemplated by this Section
3.22 shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

         If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property in compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Master Servicer as an expense of the Trust Fund, and the Master Servicer shall be entitled to be reimbursed therefor from the Custodial Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Custodial Account.

         Section 3.23 Additional Obligations of the Master Servicer.

         On each Certificate Account Deposit Date, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimbursement therefor, a total amount equal to the aggregate of the Prepayment Interest Shortfalls for such Distribution Date; provided that the Master Servicer's obligations under this subsection on any Distribution Date shall not be more than the total amount of its master servicing compensation payable in such month.

         0Section 3.24 Additional Obligations of the Depositor.

         The Depositor agrees that on or prior to the tenth day after the Closing Date, the Depositor shall provide the Trustee with a written notification, substantially in the form of Exhibit J attached hereto, relating to the Certificates, setting forth (i)(a) if less than 10% of the aggregate Certificate Principal Balance of the Certificates has been sold as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit J hereto, or, (b) if 10% or more of the Certificates has been sold as of such date but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of the Certificates, then the weighted average price at which the Certificates were sold and the aggregate percentage of Certificates sold, (c) the first single price at which at least 10% of the aggregate Certificate Principal Balance of such class of Certificates was sold or, (d) if any Certificates are retained by the Depositor or an affiliated corporation, or are delivered to the Sponsor, the fair market value thereof as of the Closing Date, (ii) the prepayment assumption used in pricing the Certificates, and (iii) such other information as to matters of fact as the Trustee may reasonably request to enable it to comply with its reporting requirements with respect to such Certificates to the extent such information can in the good faith judgment of the Depositor be determined by it.

         Section 3.25 Converted Mortgage Loans; Purchase Obligations Upon Conversion; Administration by the Trustee.

         (a) The Trustee, as Noteholder (as defined in the Mortgage Notes for the Mortgage Loans), hereby authorizes and directs the Master Servicer, on behalf of the Noteholder, to determine fixed interest rates into which Mortgagors under Convertible Mortgage Loans may convert the adjustable interest rates on their Mortgage Notes in accordance with the fixed formula set forth insuch Mortgage Notes. The Master Servicer agrees to make such determinations and otherwise administer the Convertible Mortgage Loans as contemplated in the Mortgage Notes until the later to occur of (i) the date on which all the Convertible Mortgage Loans have become Converted Mortgage Loans, and (ii) the last date on which Mortgagors have the option to convert the adjustable interest rates on their Mortgage Notes to fixed interest rates.

         (b) Upon becoming aware of the intent to convert any Convertible Mortgage Loan the Master Servicer will promptly notify the Trustee (if it holds the related Mortgage File) and (if the Sponsor is not then the Master Servicer) the Sponsor. Prior to the day on which a Convertible Mortgage Loan has become a Converted Mortgage Loan, the Sponsor shall be obligated pursuant to the terms of the Sponsor 's Warranty Certificate to purchase a Converting Mortgage Loan at the Purchase Price. All amounts paid by the Sponsor in connection with the purchase of a Converting Mortgage Loan will be deposited in the Custodial Account. A failure by the Sponsor to purchase a Converting Mortgage Loan will constitute an Event of Default for the Sponsor in its capacity as Master Servicer under this Agreement pursuant to Section 7.01.

         (c) A Converting Mortgage Loan or a Converted Mortgage Loan shall remain in the Trust Fund and all payments in respect thereof shall remain in the Trust Fund unless and until such Converting Mortgage Loan or Converted Mortgage Loan is purchased by the Sponsor pursuant to Section 3.25(b).

         (d) Upon any purchase of a Converting Mortgage Loan by the Sponsor pursuant to Section 3.25(b) and the deposit in the Custodial Account of the Purchase Price, the Trustee shall give the Master Servicer written notice thereof, and the Trustee shall release, or cause to be released, the related Mortgage File, shall execute and deliver such instruments of transfer or assignment (which shall be prepared by, and be at the expense of the Sponsor), in each case without recourse, as the Sponsor, a third party, or the Trustee, as purchaser thereof, shall require as necessary to vest in the Sponsor ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee shall have no further responsibility with respect to the related Mortgage File and whereupon such Converted Mortgage Loan shall cease to be a part of the Trust Fund.

         Section 3.26 Exchange Act Reporting.

         (a) (i) Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Distribution Report on Form 10-D, signed by the Master Servicer, with a copy of the monthly statement to be furnished by the Trustee to the Certificateholders for such Distribution Date and detailing all data elements specified in Item 1121(a) of Regulation AB as part of the monthly statement; provided that the Trustee shall have received no later than 2 days prior to the date such Distribution Report on Form 10-D is required to be filed, all information required to be provided to the Trustee as described in clause (a)(iv) below.

         (ii) The Trustee will prepare and file Current Reports on Form 8-K in respect of the Trust, signed by the Master Servicer, as and when required; provided, that, the Trustee shall have received no later than one Business Day prior to the filing deadline for such Current Report, all information, data, and exhibits required to be provided or filed with such Current Report and required to be provided to the Trustee as described in clause (a)(iv) below.

         (iii) Prior to January 30 in each year commencing in 2007, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (x) March 15, 2007 and
(y) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Trustee with an Annual Compliance Statement, together with a copy of the Assessment of Compliance and Attestation Report to be delivered by the Master Servicer pursuant to Sections 3.19 and 3.20 (including with respect to any subservicer or subcontractor, if required to be filed). Prior to (x) March 31, 2007 and (y) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, the Trustee shall, subject to subsection (d) below, file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. Such Form 10-K shall include the Assessment of Compliance, Attestation Report, Annual Compliance Statements and other documentation provided by the Master Servicer pursuant to Sections 3.19 and 3.20 (including with respect to any subservicer or subcontractor, if required to be filed) and with respect to the Trustee and the Custodian, and the Form 10-K certification signed by the Depositor; provided that the Trustee shall have received no later than March 15 of each calendar year prior to the filing deadline for the Form 10-K all information, data and exhibits required to be provided or filed with such Form 10-K and required to be provided to the Trustee as described in clause
(a)(iv) below.

         (iv) As to each item of information required to be included in any Form 10-D, Form 8-K or Form 10-K, the Trustee's obligation to include the information in the applicable report is subject to receipt from the entity that is indicated in Exhibit M as the responsible party for providing that information, if other than the Trustee, as and when required as described above. Each of the Master Servicer, Sponsor and Depositor hereby agree to notify and provide to the Trustee all information that is required to be included in any Form 10-D, Form 8-K or Form 10-K, with respect to which that entity is indicated in Exhibit M as the responsible party for providing that information. The [Swap Provider] will be obligated pursuant to the [Swap Agreement] to provide to the Trustee any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K. The Trustee shall be responsible for determining the significance percentage (as defined in Item 1115 of Regulation AB) of the [Swap Provider] at any time. The Master Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time, for purposes of disclosure as required by Items 1117 and 1119 of Regulation AB.

         The Trustee and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the Exchange Act. The Trustee shall prepare on behalf of the Trust any Forms 10-D, 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Commission thereunder, and the Master Servicer shall sign (or shall cause another entity acceptable to the Commission to sign) and the Trustee shall file (via the Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor (or such other entity). The Depositor hereby grants to the Trustee a limited power of attorney to sign each Form 10-D, Form 8-K and Form 10-K on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Master Servicer from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding anything herein to the contrary, the Master Servicer, and not the Trustee, shall be responsible for executing each Form 10-K filed on behalf of the Trust.

         (b) In connection with the filing of any 10-K hereunder, the Trustee shall sign a certification (a "Form of Back-Up Certification for Form 10-K Certificate," substantially in the form attached hereto as Exhibit K) for the benefit of the Master Servicer and its officers, directors and Affiliates (provided, however, that the Trustee shall not undertake an analysis of any accountant's report attached as an exhibit to the Form 10-K).

         (c) In addition, (i) the Trustee shall indemnify and hold harmless the Master Servicer and the Depositor and their officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee's obligations under this Section 3.26 caused by the Trustee's negligence, bad faith or willful misconduct in connection therewith, and (ii) the Master Servicer shall indemnify and hold harmless the Trustee, the Master Servicer, the Depositor and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Master Servicer's obligations under this Section 3.26 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith. If (i) the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Trustee agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Trustee on the other in connection with a breach of the Trustee's obligations under this Section 3.26 caused by the Trustee's negligence, bad faith or willful misconduct in connection therewith and (ii) the indemnification provided for herein is unavailable or insufficient to hold harmless the Trustee, then the Master Servicer agrees that it shall contribute to the amount paid or payable by the Trustee as a result of the losses, claims, damages or liabilities of the Trustee in such proportion as is appropriate to reflect the relative fault of the Trustee on the one hand and the Master Servicer on the other in connection with a breach of the Master Servicer's obligations under this Section 3.26 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

         (d) Notwithstanding any other provision of the Agreement, the provisions of this Section 3.26 may be amended by the Master Servicer, the Depositor and the Trustee without the consent of the Certificateholders.

         Section 3.27 Intention of the Parties and Interpretation.

         Each of the parties acknowledges and agrees that the purpose of Sections 3.19, 3.20 and 3.26 of this Agreement is to facilitate compliance by the Sponsor and the Depositor with the provisions of Regulation AB promulgated by the SEC under the 1934 Act (17 C.F.R. ss.ss. 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Sponsor or the Depositor for delivery of additional or different information as the Sponsor or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01 Certificate Account; Distributions.

         (a) The Trustee shall establish and maintain a Certificate Account, in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 3:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.11, 3.13, 3.23 or 4.03(b) and (iii) all other amounts constituting or, if not otherwise applicable to the payment of the Trustee's Fee, that would constitute the Available Distribution Amount for the immediately succeeding Distribution Date. The Trustee shall transfer from the Certificate Account to itself, the Trustee's Fee on each Certificate Account Deposit Date. Such amounts do not constitute part of the Available Distribution Amount.

         (b) On each Distribution Date the Trustee shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least 5 Business Days prior to the related Record Date and such Certificateholder is the registered owner of Certificates the aggregate Initial Certificate Principal Balance of which is not less than $2,500,000, or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates held by such Holder) of the Available Distribution Amount.

         (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Instruments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in obligations of the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall agree to advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without right of reimbursement.

         Section 4.02 Statements to Certificateholders.

         On each Distribution Date the Trustee shall forward or cause to be forwarded by mail to each Holder of a Certificate and to the Depositor and the Master Servicer a statement as to such distribution setting forth the following information as to the Certificates to the extent applicable:

                  (i) the applicable record dates, accrual periods, determination dates for calculating distributions and general distribution dates;

                  (ii) the total cash flows received and the general sources thereof;

                  (iii) the amount of the Servicing Fees paid to or retained by the Master Servicer for the related Due Period;

                  (iv) (a) the amount of such distribution to the Certificateholders applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                  (v) if the distribution to the Certificateholders is less than the full amount that would be distributable to such Certificateholders if there were sufficient funds available therefor, the amount of the shortfall;

                  (vi) the amount of such distribution to the Certificateholders allocable to interest;

                  (vii) the number and aggregate Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                  (viii) the aggregate Certificate Principal Balance of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                  (ix) on the basis of the most recent reports furnished to it by Subservicers, the number and principal balances of Mortgage Loans in respect of which (A) one Scheduled Payment is delinquent, (B) two Schedule Payments are delinquent, (C) three or more Scheduled Payments are delinquent and (D) foreclosure proceedings have been commenced;

                  (x) the amount of any Advance by the Master Servicer pursuant to Section 4.03 (including the general purpose of such Advances), the aggregate amount of unreimbursed Advances at the close of business on the Distribution Date, and the general source of funds for reimbursements;

                  (xi) the aggregate amount of Realized Losses allocated to the Certificates on such Distribution Date;

                  (xii) if applicable, material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

                  (xiii) the number, aggregate principal balance and book value of any REO Properties;

                  (xiv) the aggregate Accrued Certificate Interest remaining unpaid, if any, for the Certificates, after giving effect to the distribution made on such Distribution Date;

                  (xv) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                  (xvi) the aggregate amount of any recoveries on previously foreclosed loans from the Sponsor due to a breach of representation or warranty;

                  (xvii) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

                  (xviii) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

                  (xix) updated pool composition data including the following with respect to each Loan Group: average loan balance, weighted average mortgage rate, weighted average loan-to-value ratio at origination, weighted average FICO at originationweighted average remaining term; and [NOTE - Item 1121(a)(8) requires updated pool composition information, the foregoing is a suggestion of what to provide]

                  (xx) information about any additions of, substitutions for or removal of any Mortgage Loans from the Trust Fund, and any changes in the underwriting, acquisition or selection criteria as to any Mortgage Loans added to the Trust Fund.

         In the case of information furnished pursuant to subclauses (v) and
(vi) above, the amounts shall also be expressed as a dollar amount per Single Certificate.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward to each Person who at any time during the calendar year was a Holder of a Certificate, a statement containing the information set forth in subclauses (v) and (vi) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

         Section 4.03 Remittance Reports; Advances by the Master Servicer.

         (a) By 11:00 A.M. New York time the Business Day following each Determination Date, the Master Servicer shall deliver to the Trustee a report, prepared as of the close of business on the Determination Date (the "Determination Date Report"), by telecopy or in a mutually agreeable electronic format. The Determination Date Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is reasonably available to the Master Servicer and that is required by the Trustee for purposes of making the calculations referred to in the following paragraph, as set forth in written specifications or guidelines issued by the Trustee from time to time. Not later than 2:00 P.M. New York time on the Certificate Account Deposit Date, the Trustee shall furnish by telecopy to the Master Servicer a statement (the information in such statement to be made available to Certificateholders or the Depositor by the Master Servicer on request) setting forth (i) the Available Distribution Amount, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4. 01 (a); and (iii) such other information with respect to the Mortgage Loans as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02. The determination by the Trustee of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder.

         (b) Not later than 2:00 P.M. New York time on the Certificate Account Deposit Date, the Trustee shall notify the Master Servicer of the aggregate amount of Advances required to be made for the related Distribution Date, which shall be the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to be net of the related Servicing Fee Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date. On or before 3:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Sub-Servicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the amounts held for future distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the amounts held for future distribution so used shall be replaced by the Master Servicer by deposit in the Custodial Account on or before 12:00 P.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on the Mortgage Loans pursuant to Section 3.11. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Sponsor and the Trustee. The Trustee shall deposit all funds it receives pursuant to this Section 4.03 into the Certificate Account.

         (c) In the event that the Master Servicer determines on the Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date in the amount determined by the Trustee pursuant to paragraph (b) above, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3: 00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. If the Master Servicer shall have determined that it is not obligated to make the entire Advance because all or a lesser portion of such Advance would not be recoverable from Insurance Proceeds, Liquidation Proceeds or otherwise, the Master Servicer shall promptly deliver to the Trustee for the benefit of the Certificateholders an Officer's Certificate setting forth the reasons for the Master Servicer's determination. Not later than 5:00 P.M., New York time, on the Certificate Account Deposit Date, unless by such time the Master Servicer shall have directly or indirectly deposited in the Certificate Account the entire amount of the Advances required to be made for the related Distribution Date, pursuant to Section 7.01, the Trustee shall (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         Section 4.04 Allocation of Realized Losses.

         Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate by the Master Servicer. Realized Losses shall be allocated to the Letter of Credit and to the Certificates as determined by the Trustee in accordance with the following provisions. All Realized Losses, other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses or Extraordinary Losses shall first be covered by draws on the Letter of Credit by the Master Servicer pursuant to Section 4.06 and then allocated to the Certificates, in reduction of the Certificate Principal Balance thereof. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on the Mortgage Loans will be allocated to the Certificates. Any allocation of the principal portion of Realized Losses to a Certificate shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred at the close of business on such Distribution Date. Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest". All Realized Losses and all other losses allocated to the Certificates under this Section
4.04 will be allocated among the Certificates in proportion to the Percentage Interests evidenced thereby.

         Section 4.05 Information Reports to be Filed by the Master Servicer.

         The Master Servicer or the Sub-Servicers shall file the information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Section 4.06 The Letter of Credit.

         (a) Except as otherwise set forth herein, the Master Servicer hereby covenants and agrees to exercise its best reasonable efforts to maintain or cause the Letter of Credit (or substitute credit enhancement), to be maintained to the extent and in the form and amount and for the purposes set forth in this Agreement. The Trustee shall draw on the Letter of Credit at the times and in the manner set forth herein and therein.

         (b) In the event that at any time the Letter of Credit remains outstanding the short-term unsecured debt obligations of the Letter of Credit Issuer are downgraded to "A-1" by Standard & Poor's, then, the Master Servicer shall promptly notify the Trustee of such downgrade and, within 60 days of such event, either (i) the Master Servicer shall obtain a replacement letter of credit or other form of credit enhancement in accordance with this Section 4.06(b).

         Prior to delivering any replacement letter of credit or other form of credit enhancement to the Trustee pursuant to this Section 4.06(b), the Master Servicer shall (i) obtain an Opinion of Counsel to the effect that such replacement letter of credit or alternative form of credit support will not adversely affect the classification of the Trust Fund as a grantor trust for federal income tax purposes and (ii) written confirmation from the Rating Agency that such replacement letter of credit or alternative form of credit enhancement would not have adversely affected the then-current rating assigned to the Certificates by such Rating Agency and deliver to the Trustee an Opinion of Counsel to the effect that such replacement letter of credit or alternative form of credit enhancement is a valid and legally binding obligation of the related letter of credit issuer or issuer of such alternate form of credit enhancement in accordance with its terms. Any replacement letter of credit shall be in generally the same form as the form of Letter of Credit attached as Exhibit B hereto, shall be issued by a Qualified Bank and the initial amount available to be drawn thereunder shall equal the amount remaining under the previous Letter of Credit. The cost of obtaining and maintaining any replacement letter of credit or alternative form of credit enhancement shall be borne by the Master Servicer.

         The Trustee acknowledges such grant and accepts the trusts under this
Section 4.06 in accordance with the provisions hereof.

         (c) Upon receipt of a certificate of a Servicing Officer of the Master Servicer or the Depositor instructing the Trustee to reduce, modify or terminate the amounts available under the Letter of Credit in accordance with Section 3.13 and (i) in the case of a modification (but not a reduction or termination of the Letter of Credit), an Opinion of Counsel to the effect that any such modification of the Letter of Credit will not adversely affect the classification of the Trust Fund as a grantor trust for federal income tax purposes, and (ii) written confirmation from the Rating Agency to the effect that the then-current rating assigned to the Certificates by such Rating Agency will not be adversely affected by any such reduction, modification or termination, the Trustee shall reduce, modify or terminate the Letter of Credit pursuant to such instructions and Section 3.13 shall be deemed modified to the extent set forth in such instructions.

         On the Determination Date immediately following each anniversary of the Cut-off Date the Master Servicer shall provide the Trustee with a certificate of a Servicing Officer which sets forth the amounts, if any, by which the amount available under the Letter of Credit, the Bankruptcy Amount, the Fraud Loss Amount and the Special Hazard Amount are to be reduced in accordance with the definitions thereof. In addition, for purposes of reducing the amount available under the Letter of Credit, the Bankruptcy Amount, the Fraud Loss Amount and the Special Hazard Amount, as applicable, the Master Servicer shall notify the Trustee by means of a certificate of a Servicing Officer of any amounts deposited by the Master Servicer in the Certificate Account pursuant to Sections
3.11 (a), 3.12(b) and 3.20(a). Upon receipt of each certificate of a Servicing Officer the Trustee will promptly notify the Letter of Credit Issuer of such reductions in the form of Annex C to the Letter of Credit.

         In addition, for purposes of reducing the amount available under the Letter of Credit, the Special Hazard Amount, the Fraud Loss Amount and the Bankruptcy Amount, as applicable, upon realization thereof, the Master Servicer shall notify the Trustee by means of an Officer's Certificate of any losses incurred by the Master Servicer in connection with any Mortgage Loan purchased pursuant to Section 3.13, separately identifying any such losses which would have been either Special Hazard Losses, Fraud Losses or Bankruptcy Losses, had the Mortgage Loan not been so purchased. Upon receipt of such an Officers' Certificate, the Trustee shall promptly notify the Letter of Credit Issuer of such reduction by delivering a certificate to the Letter of Credit Issuer substantially in the form of Annex C to the Letter of Credit. Upon receipt by the Trustee of such an Officers' Certificate, if the Letter of Credit remains outstanding, the Trustee shall request the reinstatement of the amount available under the Letter of Credit (and the Fraud Loss Amount, Bankruptcy Amount or Special Hazard Amount, if applicable) under the Letter of Credit in an amount equal to such recovered amount be delivering a certificate to the Letter of Credit Issuer substantially in the form of Annex B to the Letter of Credit.

         (d) Upon termination of the Trust Fund pursuant to Article IX or upon termination of the Letter of Credit pursuant to the terms of this Agreement (including a draw of the entire amount available under the Letter of Credit pursuant to Section 4.06(b)), the Trustee shall provide the Letter of Credit Issuer with a certificate of termination pursuant to the provisions of the Letter of Credit.

         Section 4.07 Compliance with Withholding Requirements.

         Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, and payments of interest or discount on amounts invested by the Trustee as agent for Certificateholders pursuant to an election made under Section 4.01 hereof, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.

                                   ARTICLE V

                                THE CERTIFICATES

         Section 5.01 The Certificates.

         The Certificates will be substantially in the form annexed hereto as Exhibits A. The Certificates will be issuable in registered form only. The Certificates shall be issuable in minimum dollar denominations of $1,000 and integral multiples of $1 in excess thereof, except that one Certificate may be issued in an amount such that the denomination of such Certificate and the aggregate denomination of all other outstanding Certificates together equal the aggregate Certificate Principal Balance of the Certificates.

         Upon original issue, the Certificates shall, upon the written request of the Depositor executed by an officer of the Depositor, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.

         Section 5.02 Registration of Transfer and Exchange of Certificates.

         The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

         Upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate initial Certificate Principal Balance. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to Section 4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

         At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate initial Certificate Principal Balance, upon surrender of the Certificates to be exchanged at the office of the Certificate Registrar. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee or the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing. No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         All Certificates surrendered for transfer and exchange shall be canceled and retained by the Trustee in accordance with the Trustee's standard procedures.

         Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Trustee and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same initial Certificate Principal Balance. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04 Persons Deemed Owners.

         The Depositor, the Master Servicer, the Trustee and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 4.01 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

         Section 6.01 Liability of the Depositor and the Master Servicer.

         The Depositor and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor and the Master Servicer herein.

         Section 6.02 Merger, Consolidation or Conversion of the Depositor or the Master Servicer.

         The Depositor and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement; and provided further that the Rating Agencies' ratings of the Certificates immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

         Any Person into which the Depositor or the Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to and service mortgage loans for FNMA or FHLMC.

         Section 6.03 Limitation on Liability of the Depositor, the Master Servicer and Others.

         Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for remaining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer pursuant to Section 3.01 or any other Section hereof; and provided further that this provision shall not protect the Depositor, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and ----- ----- submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to Master Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under Section 3.01, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Master Servicer's obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate Account.

         Section 6.04 Limitation on Resignation of the Master Servicer.

         The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer reasonably acceptable to the Trustee and upon receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not, in and of itself, result in a downgrading of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law (any such determination permitting the resignation of the Master Servicer to be evidenced by an Opinion of Counsel (at the expense of the resigning Master Servicer) to such effect delivered to the Trustee). No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

                                  ARTICLE VII

                                     DEFAULT

         Section 7.01 Events of Default.

         "Event of Default", wherever used herein, means any one of the following events:

                  (i) any failure by the Master Servicer to remit to the Trustee for distribution to the Certificateholders any payment (other than an Advance) required to be made under the terms of the Certificates or this Agreement which continues unremedied for a period of one day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                  (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (including any breach of the Master Servicer's representations and warranties pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor (with a copy to the Trustee) or the Trustee, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

                  (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                  (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) the Master Servicer shall fail to deposit in the Certificate Account on any Certificate Account Deposit Date an amount equal to any required Advance.

If the Master Servicer shall fail to make any deposit in the Certificate Account as required by Section 4.01, the Trustee shall give the Master Servicer notice pursuant to clause (i) not later than the Business Day following the Certificate Account Deposit Date. If an Event of Default described in clauses (i) - (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the direction of the Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. In addition, any failure of the Master Servicer to repurchase a Converting Mortgage Loan pursuant to Section 3.25 shall constitute an Event of Default, and in such event, all of the rights and obligations of the Master Servicer hereunder may be terminated in accordance with the preceding sentence. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its appointed agent for administration by it of all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Division has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

         [Notwithstanding any termination of the activities of Impac Funding Corporation ("Impac Funding") in its capacity as Master Servicer hereunder, IMPAC shall be entitled to receive, out of any Late Collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Impac Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Impac Funding would have been entitled pursuant to Sections 3.11 (ii), (iii), (iv), (v) and (viii) as well as the portion of its related Servicing Fee in respect thereof, and any other amounts payable to Impac Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder.]

         Section 7.02 Trustee to Act; Appointment of Successor.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section
2.03 and its obligations to deposit amounts in respect of losses incurred prior to the date of succession pursuant to Section 3.12) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 4.03 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Master Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any FNMA- or FHLMC approved mortgage servicing institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession; provided, however, that such succession shall not reduce the ratings of the Certificates below the original ratings thereof.

         Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder the Insurance Policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Sections 3.13 and 3.18.

         Section 7.03 Notification to Certificateholders.

         (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt notice thereof to Certificateholders.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         Section 7.04 Waiver of Events of Default.

         The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default (other than an Event of Default set forth in Section 7.01(vi); provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in the second paragraph of Section 10.01 or materially adversely affect any non-consenting Certificateholder. Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

         Section 8.01 Duties of Trustee.

         The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected.

         The Trustee shall sign on behalf of the Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

         The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a grantor trust and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that :

                  (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

         Section 8.02 Certain Matters Affecting the Trustee.

         Except as otherwise provided in Section 8.01:

         (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

         (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25 % of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such reasonable examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand; and

         (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

         Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the state ments of the Depositor or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document, other than the signature of the Trustee on the Certificates and the Certificate of Authentication. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Sponsor in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account or any other account by or on behalf of the Depositor or the Master Servicer, other than any funds held by or on behalf of the Trustee in accordance with Section 4.01.

         Section 8.04 Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         Section 8.05 Payment of Trustee's Fees.

         The Trustee shall withdraw from the Certificate Account on each Distribution Date and pay to itself the Trustee's Fee. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or "unanticipated out-of-pocket" expense incurred or paid to third parties (which expenses shall not include salaries paid to employees, or allocable overhead, of the Trustee) in connection with the acceptance or administration of its trusts hereunder or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder all such amounts shall be payable from funds in the Custodial Account as provided in Section 3.11. The provisions of this Section 8.05 shall survive the termination of this Agreement.

         The Master Servicer shall indemnify the Trustee and any director, officer, employee or agent of the Trustee against any loss, liability or expense that may be sustained in connection with this Agreement related to the willful misfeasance, bad faith or negligence in the performance of its duties hereunder.

         Section 8.06 Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agency rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Sponsor and its affiliates or the Master Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

         Section 8.07 Resignation and Removal of the Trustee.

         The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor, the Master Servicer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to the Rating Agency in respect of mortgage pass-through certificates having a rating equal to the then current rating on the Certificates, then the Depositor may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor.

         The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Master Servicer by the Depositor.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

         Section 8.08 Successor Trustee.

         Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the prede cessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

         Section 8.09 Merger or Consolidation of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.10 Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section
8. 10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8. 10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11 Information Reports and Tax Returns.

         The Trustee shall prepare, execute and timely file such information reports or returns as may be required from time to time under any applicable federal, state or local law with respect to the Trust Fund or the Certificateholders and shall timely provide Certificateholders of such Series with information as to the Master Servicer's determination of monthly income accrued by the Trust Fund. [Unless there is a statutory or administrative clarification to the contrary, as evidenced by an Opinion of Counsel delivered to the Trustee, requiring such information reports or returns to be prepared based on a different method, the Trustee shall prepare such information returns or reports based on a constant yield method with respect to the Certificates of such Series, using the Prepayment Assumption and a representative initial offering price for Certificates in computing such constant yield.]

                                   ARTICLE IX

                                   TERMINATION

         Section 9.01 Termination Upon Repurchase or Liquidation of All Mortgage Loans.

         The respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby (other than the obligations of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Master Servicer of all Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund at a price equal to (a) 100% of the unpaid principal balance of each Mortgage Loan (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the related Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any REO Property less the good faith estimate of the Master Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee at the expense of the Master Servicer, (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate to the first day of the month of repurchase), and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); provided, however, that in no event shall the trust created hereby continue beyond expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. In the case of any repurchase by the Master Servicer pursuant to clause (i), the Master Servicer shall include in such repurchase price the amount of any Advances that will be reimbursed to the Master Servicer pursuant to Section 3.11(iii) and the Master Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage Files and related records to the Master Servicer.

         The right of the Master Servicer to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than __ % of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. If such right is exercised, the Master Servicer upon such repurchase shall provide to the Trustee, the certifica tion required by Section 3.16.

         Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distri bution and cancellation, shall be given promptly by the Master Servicer by letter to the Trustee and shall be given promptly by the Trustee to the Certificateholders mailed (a) in the event such notice is given in connection with the Master Servicer's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. In the event such notice is given in connection with the Master Servicer's election to repurchase, the Master Servicer shall deposit in the Custodial Account pursuant to Section 3. 10 on the last day of the related Prepayment Period an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or
(ii) if the Master Servicer elected to so repurchase, an amount determined as follows: with respect to each Certificate, the outstanding Certificate Principal Balance thereof, plus one month's interest thereon at the applicable Pass-Through Rate and any previously unpaid Accrued Certificate Interest. Upon certification to the Trustee by a Servicing Officer, following such final deposit, the Trustee shall promptly release the Mortgage Files as directed by the Master Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Master Servicer as being necessary to effectuate such transfer.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If, within nine months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee shall be entitled to all unclaimed funds and other assets which remain subject hereto.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

         Section 10.01 Amendment.

         This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or to correct any error, (iii) to change the timing and/or nature of deposits in the Certificate Account, provided that (a) such change would not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an Opinion of Counsel, and (b) such change would not adversely affect the then-current rating of any rated class of Certificates, as evidenced by a letter from each applicable Rating Agency, (iv) to make any other provisions with respect to matters or questions arising this Agreement which are not materially inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Certificateholder, or (v) to amend specified provisions that are not material to holders of any class of Certificates offered hereunder.

         This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 66-2/3% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 10.01, Certificates registered in the name of the Sponsor or the Master Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in clauses (i) and (ii) of this paragraph.

         Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder.

         It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of an Opinion of Counsel delivered pursuant to this Section 10.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

         The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         Section 10.02 Recordation of Agreement; Counterparts.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at the expense of the Depositor on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 10.03 Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Sponsor or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 10.04 Governing Law.

         This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 10.05 Notices.

         All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Depositor, _______________, ______________________________, Attention:
____________________, or such other address as may hereafter be furnished to the Trustee and the Master Servicer in writing by the Depositor, (b) in the case of the Trustee_____________________________________________________, Attention:
______________________________________, or such other address as may hereafter be furnished to the Master Servicer and the Depositor in writing by the Trustee and (c) in the case of the Master Servicer, [Impac Funding Corporation,] [1401 Dove Street, Newport Beach, CA 92660,] Attention: ________________ or such other address as may hereafter be furnished to the Depositor and the Trustee in writing. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 10.06 Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 10.07 Successors and Assigns; Third Party Beneficiary.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure Depositor, (b) in the case of the Trustee, to the benefit of the Trustee and the Certificateholders. The parties hereto agree that the Sponsor is the intended third party beneficiary of Sections 3.07, 3.10 and
3.22 hereof, and that the Sponsor may enforce such provisions to the same extent as if the Sponsor were a party to this Agreement.

         Section 10.08 Article and Section Headings.

         The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 10.09 Notice to Rating Agencies and Certificateholder.

         The Trustee shall use its best efforts to promptly provide notice to the Rating Agencies referred to below and the Letter of Credit Issuer with respect to each of the following of which it has actual knowledge:

                  1. Any material change or amendment to this Agreement;

                  2. The occurrence of any Event of Default that has not been cured;

                  3. The resignation or termination of the Master Servicer or the Trustee;

                  4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.04;

                  5. The final payment to Certificateholders; and

                  6. Any change in the location of the Custodial Account or the Certificate Account.

         In addition, the Trustee shall promptly furnish to the Rating Agency copies of the following:

                  1. Each report to Certificateholders described in Section
         4.02;

                  2. Each annual independent public accountants' servicing report received as described in Section 3.20; and

                  3. Each Master Servicer compliance report received as described in Section 3.19.

         Any such notice pursuant to this Section 10.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to (i) in the case of [___________________] _________________________________, Attention:
_________________, and (ii) in the case of [___________________________________]
or, in each case, such other address as such Rating Agency may designate in writing to the parties thereto.

         IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.


                                    IMPAC SECURED ASSETS CORP.
                                    Depositor


                                    By: ________________________________________



                                    [IMPAC FUNDING CORPORATION]
                                    [NAME OF MASTER SERVICER],
                                    Master Servicer


                                    By: ________________________________________



                                    [NAME OF TRUSTEE]
                                    Trustee


                                    By: ________________________________________

                                    EXHIBIT A

                         FORM OF CLASS A-[] CERTIFICATE


         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE SHALL INITIALLY BE ISSUED AS ONE OR MORE CERTIFICATES REGISTERED IN THE NAME OF THE DEPOSITORY OR ITS NOMINEE AND, EXCEPT AS PROVIDED BELOW, REGISTRATION OF SUCH CERTIFICATES MAY NOT BE TRANSFERRED BY THE TRUSTEE EXCEPT TO ANOTHER DEPOSITORY THAT AGREES TO HOLD SUCH CERTIFICATES FOR THE RESPECTIVE CERTIFICATE OWNERS WITH OWNERSHIP INTERESTS THEREIN. THE CERTIFICATE OWNERS SHALL HOLD THEIR RESPECTIVE OWNERSHIP INTERESTS IN AND TO EACH OF SUCH BOOK-ENTRY CERTIFICATES THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY AND, EXCEPT AS PROVIDED BELOW, SHALL NOT BE ENTITLED TO DEFINITIVE CERTIFICATES IN RESPECT OF SUCH OWNERSHIP INTERESTS. ALL TRANSFERS BY CERTIFICATE OWNERS OF THEIR RESPECTIVE OWNERSHIP IN THE BOOK-ENTRY CERTIFICATES SHALL BE MADE IN ACCORDANCE WITH THE PROCEDURES ESTABLISHED BY THE DEPOSITORY PARTICIPANT OR BROKERAGE FIRM REPRESENTING SUCH CERTIFICATE OWNER. EACH DEPOSITORY PARTICIPANT SHALL TRANSFER THE OWNERSHIP INTERESTS ONLY IN THE BOOK-ENTRY CERTIFICATES OF CERTIFICATE OWNERS IT REPRESENTS OR OF BROKERAGE FIRMS FOR WHICH IT ACTS AS AGENT IN ACCORDANCE WITH THE DEPOSITORY'S NORMAL PROCEDURES. THE TRUSTEE SHALL NOT BE REQUIRED TO MONITOR, DETERMINE OR INQUIRE AS TO COMPLIANCE WITH THE TRANSFER RESTRICTIONS WITH RESPECT TO THE BOOK-ENTRY CERTIFICATES, AND THE TRUSTEE SHALL HAVE NO LIABILITY FOR TRANSFERS OF OWNERSHIP INTERESTS IN THE BOOK-ENTRY CERTIFICATES MADE THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY OR BETWEEN OR AMONG DEPOSITORY PARTICIPANTS OR CERTIFICATE OWNERS, MADE IN VIOLATION OF THE APPLICABLE RESTRICTIONS.

Certificate No. 1                                Adjustable Pass-Through Rate
Class A-[]  Senior

Date of Pooling and Servicing  Agreement         Percentage Interest: [_]%
and Cut-off Date: _________, 200_

First Distribution Date: _________, 200_         Aggregate Initial  [Certificate
                                                 Principal]  [Notional]
                                                 Balance    of    the    Class
                                                 A-[]     Certificates:
                                                 $[-------------]

Master Servicer:                                 Initial [Certificate Principal]
                                                 [Notional]

Impac Funding Corporation                        Balance of this Certificate:

                                                 $[------------]

Assumed Final                                    CUSIP: [_________]

Distribution Date: [_____________], 20__


MORTGAGE PASS-THROUGH CERTIFICATE

                                  SERIES 200_-_

                  evidencing a percentage interest in the distributions allocable to the Class A-[] Certificates with respect to a Trust Fund consisting primarily of a pool of conforming one- to four-family adjustable-rate first lien mortgage loans formed and sold by IMPAC SECURED ASSETS CORP.


         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Impac Secured Assets Corp., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Impac Secured Assets Corp., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A-[] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conforming one- to four-family adjustable-rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Impac Secured Assets Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and ___________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any , required to be distributed to Holders of Class A-[] Certificates on such Distribution Date.

         [CLASS 5-A ONLY] [Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class 5-A-1 Certificates on such Distribution Date.]

         Distributions on this Certificate will be made either by the Trustee or by a Paying Agent appointed by the Trustee either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Trustee or such Paying Agent at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the purchase by the Subservicer from the Trust Fund of all remaining Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund, thereby effecting early retirement of the Certificates and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Subservicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all REO Property; provided, that any such option may only be exercised on the Distribution Date after the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: ___________, 200_                        ____________________
                                                as Trustee


                                                By:_____________________________
                                                         Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION


         This is one of the Class A-[] Certificates referred to in the within-mentioned Agreement.


                                                ______________________
                                                as Trustee


                                                By:_____________________________
                                                         Authorized Signatory

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________________________________________________
, for the account
of______________________________________________________________ , account number___________, or, if mailed by check, to___________________________ ,
Applicable statements should be mailed to_______________________________________
, .

This information is provided by_________________________________________________
the assignee named above, or____________________________________________________
as its agent.

                                    EXHIBIT B

                     [FORM OF IRREVOCABLE LETTER OF CREDIT]

                                    EXHIBIT C

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION



                                                              ____________, 200_




Impac Funding Corporation
1401 Dove Street
Newport Beach, California 92660

         Re: Pooling and Servicing Agreement, dated as of __________, 200_ among Impac Secured Assets Corp., Impac Funding Corporation and ___________, Mortgage PASS-THROUGH CERTIFICATES, SERIES 200_-_ ----------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: (i) all documents required to be included in the Mortgage File are in its possession;
(ii) such documents have reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth in items (iii) and (iv) of the definition or description of "Mortgage Loan Schedule" is correct.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Trustee.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                           [___________________________________]
                                           By: ________________________________
                                           Name:
                                           Title:

                                    EXHIBIT D

                       FORM OF TRUSTEE FINAL CERTIFICATION


                                                            ______________, 20__


Impac Funding Corporation
1401 Dove Street
Newport Beach, California 92660

         Re: Pooling and Servicing Agreement, dated as of ___________, 200_ among Impac Secured Assets Corp., Impac Funding Corporation and ____________, Mortgage PASS-THROUGH CERTIFICATES, SERIES

                  200_-________

Ladies and Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received the documents set forth in Section 2.01.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representation that any documents specified in clause (vi) of Section 2.01 should be included in any Mortgage File. The Trustee makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Trustee.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                                    [__________________________]
                                                    By:_________________________

                                                    Name:

                                                    Title:

                                    EXHIBIT E

                            FORM OF REMITTANCE REPORT


                             (Provided Upon Request)

                                   EXHIBIT F-1

                               REQUEST FOR RELEASE


                                 (for Custodian)

LOAN INFORMATION
                          Name of Mortgagor:             _______________________
                          Master Servicer
                          Loan No.:                      _______________________

TRUSTEE
                          Name:                          _______________________
                          Address:                       _______________________

                          Trustee
                          Mortgage File No.:             _______________________

REQUEST FOR REQUESTING DOCUMENTS (CHECK ONE):

1.       Mortgage Loan Liquidated.

                           (The Master Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and deposited into the Custodial Account to the extent required pursuant to the Pooling and Servicing Agreement.)

2.       Mortgage Loan in Foreclosure.



3. Mortgage Loan Repurchased Pursuant to Section 9.01 of the Pooling and Servicing Agreement.



4. Mortgage Loan Repurchased Pursuant to Article II of the Pooling and Servicing Agreement.

                           (The Master Servicer hereby certifies that the repurchase price has been deposited into the Custodial Account pursuant to the Pooling and Servicing Agreement.)

5.       Other (explain).


-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

-------------------------------------------------------------------------

                  The undersigned Master Servicer hereby acknowledges that it has received from the Trustee for the Holders of Mortgage Pass-Through Certificates, Series 200_-_, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of ____________, 200_ (the "Pooling and Servicing Agreement"), among Impac Secured Assets Corp., Impac Funding Corporation and the Trustee.

( )       Promissory Note dated _________________, 200_, in the original principal sum of $__________, made by __________________, payable to, or endorsed to the order of, the Trustee.

( )      Mortgage recorded on _________________________ as instrument no.
         ___________ in the County Recorders Office of the County of
         ______________________, State of _____________________ in
         book/reel/docket of official records at page/image _______________.

( ) Deed of Trust recorded on ____________________ as instrument no._____________ in the County Recorder's Office of the County of ______________________, State of _____________________in
         book/reel/docket __________________ of official records at page/image
         ________________.

( )      Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
         _______________ as instrument no. ______________ in the County
         Recorder's Office of the County of ________________, State of ___________________ in book/reel/docket ____________ of official records at page/image ___________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

                  ( )      ___________________________


                  ( )      ___________________________


                  ( )      ___________________________


                  ( )      ___________________________

                  The undersigned Master Servicer hereby acknowledges and agrees as follows:

                                    (1) The Master Servicer shall hold and
                           retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                                    (2) The Master Servicer shall not cause or
                           knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                                    (3) The Master Servicer shall return each
                           and every Document previously requested from the Mortgage File to the Custodian when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Custodial Account and except as expressly provided in the Agreement.

                                    (4) The Documents and any proceeds thereof,
                           including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                                IMPAC FUNDING CORPORATION
                                                By: ___________________________

                                                Title: _________________________
Date: _________________, 200_

                                   EXHIBIT F-2

                               REQUEST FOR RELEASE

                          [Mortgage Loans Paid in Full]


                     OFFICER'S CERTIFICATE AND TRUST RECEIPT

                       MORTGAGE PASS-THROUGH CERTIFICATES

                                  SERIES 200_-_


         _____________________________________ HEREBY CERTIFIES THAT HE/SHE IS
AN OFFICER OF THE MASTER SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

         WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

         ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN
MADE.


LOAN NUMBER: _____________________             BORROWER'S NAME: ________________

COUNTY: __________________________

         WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE CUSTODIAL ACCOUNT PURSUANT TO SECTION 3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.


_________ ____________                              DATED: _____________________

//       VICE PRESIDENT


//       ASSISTANT VICE PRESIDENT

                                   EXHIBIT G-1

                     FORM OF INVESTOR REPRESENTATION LETTER


                                                               ___________,200__


Impac Secured Assets Corp.
1401 Dove Street
Newport Beach, California 92660

[TRUSTEE]
Attention: Impac Secured Assets Corp. Series 200_-_

         Re: Impac Secured Assets Corp. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 200_-_, CLASS

Ladies and Gentlemen:

         ______________ (the "Purchaser") intends to purchase from
______________ (the "Sponsor") $_________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 200_-_, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________, 200_ among Impac Secured Assets Corp., as depositor (the "Depositor"), Impac Funding Corporation, as master servicer, ____________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                                    1. The Purchaser understands that (a) the
                           Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                                    2. The Purchaser is acquiring the
                           Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                                    3. The Purchaser is (a) a substantial,
                           sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501
                           (a) promulgated pursuant to the Act.

                                    4. The Purchaser has been furnished with,
                           and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Sponsor and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Sponsor to the satisfaction of the Purchaser.

                                    5. The Purchaser has not and will not nor
                           has it authorized or will it authorize any person to
                           (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                          Very truly yours,

                                          ______________________________________
                                          (Purchaser)

                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                   EXHIBIT G-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER



                                                           ______________,200___


Impac Secured Assets Corp.
1401 Dove Street
Newport Beach, California 92660

[TRUSTEE]
Attention: Impac Secured Assets Corp. Series 200_-_

         Re: Impac Secured Assets Corp. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 200_-_, CLASS

Ladies and Gentlemen:

         In connection with the sale by ___________ (the "Sponsor") to ________ (the "Purchaser") of $_________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 200_-_, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ____________, 200_ among Impac Secured Assets Corp., as depositor (the "Depositor"), Impac Funding Corporation, as master servicer, ___________, as trustee (the "Trustee"). The Sponsor hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         Neither the Sponsor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Sponsor will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Sponsor has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                       Very truly yours,

                                                       _________________________
                                                       (Sponsor)

                                                       By: _____________________

                                                       Name: ___________________

                                                       Title: __________________

                                    EXHIBIT H

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT I

                        [SPONSOR'S WARRANTY CERTIFICATE]

                                    EXHIBIT J

      FORM OF NOTICE UNDER SECTION 3.24 OF POOLING AND SERVICING AGREEMENT



                                                               ___________, 200_


[Addressee]

         Re: Impac Secured Assets Corp. Mortgage Pass-Through Certificates SERIES 200_-_____________________

                  Pursuant to Section 3.25 of the Pooling and Servicing Agreement, dated as of ____________, 200_, relating to the Certificates referenced above, the undersigned does hereby notify you that:

                  (a) The prepayment assumption used in pricing the Certificates with respect to the Mortgage Loans in Series 200_-_ consisted of a Prepayment Assumption (the "Prepayment Assumption") of ____% per annum.

                  (b) With respect to each Class of Certificates comprising the captioned series, set forth below is (i), the first price, as a percentage of the Certificate Principal Balance or Notional Amount of each Class of Certificates, at which 10% of the aggregate Certificate Principal Balance or Notional Amount of each such Class of Certificates was first sold at a single price, if applicable, or (ii) if more than 10% of a Class of Certificates have been sold but no single price is paid for at least 10% of the aggregate Certificate Principal Balance or Notional Amount of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold expressed as a percentage of the Certificate Principal Balance or Notional Amount of such Class of Certificates, (iii) if less than 10% of the aggregate Certificate Principal Balance or Notional Amount of a Class of Certificates has been sold, the purchase price for each such Class of Certificates paid by ___________ (the "Underwriter"), expressed as a percentage of the Certificate Principal Balance or Notional Amount of such Class of Certificates calculated by: (1) estimating the fair market value of each such Class of Certificates as of ___________, 200_; (2) adding such estimated fair market value to the aggregate purchase prices of each Class of Certificates described in clause (i) or (ii) above; (3) dividing each of the fair market values determined in clause
(1) by the sum obtained in clause (2); (4) multiplying the quotient obtained for each Class of Certificates in clause (3) by the purchase price paid by the Underwriters for all the Certificates purchased by it; and (5) for each Class of Certificates, dividing the product obtained from such Class of Certificates in clause (4) by the initial Certificate Principal Balance or Notional Amount of such Class of Certificates or (iv) the fair market value (but not less than zero) as of the Closing Date of each Certificate of each Class of Certificates retained by the Depositor or an affiliate corporation, or delivered to the sponsor:

         SERIES 200_-_

         Class A: ____%

                  The prices and values set forth above do not include accrued interest with respect to periods before the closing.


                                                   IMPAC SECURED ASSETS CORP.


                                                   By:__________________________
                                                   Name:
                                                   Title:

                                    EXHIBIT K

             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE


         Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY - PARTIES]

         I, ________________________________, the _______________________ of
         [NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

         (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
         Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

         (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

         (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Trustee];

         (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

         (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


         Date:    _________________________


         By:
         Name:    ________________________________
         Title:   ________________________________

                                    EXHIBIT L

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE


DEFINITIONS
PRIMARY SERVICER - transaction party having borrower ontact
MASTER SERVICER - aggregator of pool assets obligation
TRUSTEE - waterfall calculator (may be the Master Servicer)
BACK-UP SERVICER - named in the transaction (in the event a Back up Servicer becomes the Primary Servicer, follow Primary Servicer obligations)
CUSTODIAN - safe keeper of pool assets
PAYING AGENT - distributor of funds to ultimate investor
TRUSTEE - fiduciary of the transaction

KEY:
X - obligation
[X] - under consideration for

"NOTE: THE DEFINITIONS ABOVE DESCRIBE THE ESSENTIAL FUNCTION THAT THE PARTY PERFORMS, RATHER THAN THE PARTY'S TITLE.

WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN THEIR MANAGEMENT ASSERTION THAT THEY ARE ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN THEY ARE RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS.


------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    SERVICING CRITERIA                       PRIMARY     MASTER     CUSTODIAN  PAYING AGENT    TRUSTEE
REG AB REFERENCE                                             SERVICER    SERVICER
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    GENERAL SERVICING CONSIDERATIONS
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Policies and  procedures are instituted      X           X                                     X
                    to  monitor  any  performance or other                                                    (Sec. 9.01)
                    triggers and events of default in
                    accordance with the transaction
1122(d)(1)(i)       agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
1122(d)(1)(ii)      If any material servicing activities         X           X
                    are outsourced to third parties,
                    policies and procedures are instituted
                    to monitor the third party's
                    performance and compliance with such
                    servicing activities.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Any requirements in the transaction
                    agreements to maintain a back-up
                    servicer for the Pool Assets are
1122(d)(1)(iii)     maintained.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    A fidelity bond and errors and               X           X
                    omissions policy is in effect on the
                    party participating in the servicing
                    function throughout the reporting
                    period in the amount of coverage
                    required by and otherwise in
                    accordance with the terms of the
1122(d)(1)(iv)      transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    CASH COLLECTION AND ADMINISTRATION
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
1122(d)(2)(i)       Payments on pool assets are deposited        X           X                       X
                    into the appropriate custodial bank
                    accounts and related bank clearing
                    accounts no more than two business
                    days following receipt, or such other
                    number of days specified in the
                    transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Disbursements made via wire transfer         X           X                       X             X
                    on behalf of an obligor or to an
                    investor are made only by authorized
1122(d)(2)(ii)      personnel.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Advances of funds or guarantees              X           X                       X             X
                    regarding collections, cash flows or                                                       (Sec.
                    distributions, and any interest or                                                           8.01)
                    other fees charged for such advances,
                    are made, reviewed and approved as
                    specified in the transaction
1122(d)(2)(iii)     agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    The related accounts for the                            [X]                                    X
                    transaction, such as cash reserve
                    accounts or accounts established as a
                    form of over collateralization, are
                    separately maintained (e.g., with
                    respect to commingling of cash) as set
1122(d)(2)(iv)      forth in the transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Each custodial account is maintained         X           X                                     X
                    at a federally insured depository
                    institution as set forth in the
                    transaction agreements. For purposes
                    of this criterion, "federally insured
                    depository institution" with respect
                    to a foreign financial institution
                    means a foreign financial institution
                    that meets the requirements of Rule
                    13k-1(b)(1) of the Securities Exchange
1122(d)(2)(v)       Act.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Unissued checks are safeguarded so as        X
1122(d)(2)(vi)      to prevent unauthorized access.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Reconciliations are prepared on a            X           X                       X             X
                    monthly basis for all asset-backed
                    securities related bank accounts,
                    including custodial accounts and
                    related bank clearing accounts. These
                    reconciliations are (A) mathematically
                    accurate; (B) prepared within 30
                    calendar days after the bank statement
                    cutoff date, or such other number of
                    days specified in the transaction
                    agreements; (C) reviewed and approved
                    by someone other than the person who
                    prepared the reconciliation; and (D)
                    contain explanations for reconciling
                    items. These reconciling items are
                    resolved within 90 calendar days of
                    their original identification, or such
                    other number of days specified in the
1122(d)(2)(vii)     transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    INVESTOR REMITTANCES AND REPORTING
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
1122(d)(3)(i)       Reports to investors, including those        X           X                                     X
                    to be filed with the Commission, are
                    maintained in accordance with the
                    transaction agreements and applicable
                    Commission requirements. Specifically,
                    such reports (A) are prepared in
                    accordance with timeframes and other
                    terms set forth in the transaction
                    agreements; (B) provide information
                    calculated in accordance with the
                    terms specified in the transaction
                    agreements; (C) are filed with the
                    Commission as required by its rules
                    and regulations; and (D) agree with
                    investors' or the trustee's records as
                    to the total unpaid principal balance
                    and number of Pool Assets serviced by
                    the Servicer.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Amounts due to investors are allocated       X           X                       X             X
                    and remitted in accordance with
                    timeframes, distribution priority and
                    other terms set forth in the
1122(d)(3)(ii)      transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Disbursements made to an investor are        X           X                       X             X
                    posted within two business days to the
                    Servicer's investor records, or such
                    other number of days specified in the
1122(d)(3)(iii)     transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Amounts remitted to investors per the        X           X                       X             X
                    investor reports agree with cancelled
                    checks, or other form of payment, or
1122(d)(3)(iv)      custodial bank statements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    POOL ASSET ADMINISTRATION
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
1122(d)(4)(i)       Collateral or security on pool assets        X           X
                    is maintained as required by the
                    transaction agreements or related pool
                    asset documents.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
1122(d)(4)(ii)      Pool assets  and related documents are       X           X
                    safeguarded as required by the
                    transaction agreements
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
1122(d)(4)(iii)     Any additions, removals or                   X           X                                     X
                    substitutions to the asset pool are
                    made, reviewed and approved in
                    accordance with any conditions or
                    requirements in the transaction
                    agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
1122(d)(4)(iv)      Payments on pool assets, including any       X
                    payoffs, made in accordance with the
                    related pool asset documents are
                    posted to the Servicer's obligor
                    records maintained no more than two
                    business days after receipt, or such
                    other number of days specified in the
                    transaction agreements, and allocated
                    to principal, interest or other items
                    (e.g., escrow) in accordance with the
                    related pool asset documents.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    The Servicer's records regarding the         X
                    pool assets agree with the Servicer's
                    records with respect to an obligor's
1122(d)(4)(v)       unpaid principal balance.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Changes with respect to the terms or         X           X
                    status of an obligor's pool assets
                    (e.g., loan modifications or
                    re-agings) are made, reviewed and
                    approved by authorized personnel in
                    accordance with the transaction
                    agreements and related pool asset
1122(d)(4)(vi)      documents.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Loss mitigation or recovery actions          X           X
                    (e.g., forbearance plans,
                    modifications and deeds in lieu of
                    foreclosure, foreclosures and
                    repossessions, as applicable) are
                    initiated, conducted and concluded in
                    accordance with the timeframes or
                    other requirements established by the
1122(d)(4)(vii)     transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Records documenting collection efforts       X
                    are maintained during the period a
                    pool asset is delinquent in accordance
                    with the transaction agreements. Such
                    records are maintained on at least a
                    monthly basis, or such other period
                    specified in the transaction
                    agreements, and describe the entity's
                    activities in monitoring delinquent
                    pool assets including, for example,
                    phone calls, letters and payment
                    rescheduling plans in cases where
                    delinquency is deemed temporary (e.g.,
1122(d)(4)(viii)    illness or unemployment).
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
1122(d)(4)(ix)      Adjustments to interest rates or rates       X           X
                    of return for pool assets with
                    variable rates are computed based on
                    the related pool asset documents.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
1122(d)(4)(x)       Regarding any funds held in trust for        X
                    an obligor (such as escrow accounts):
                    (A) such funds are analyzed, in
                    accordance with the obligor's pool
                    asset documents, on at least an annual
                    basis, or such other period specified
                    in the transaction agreements; (B)
                    interest on such funds is paid, or
                    credited, to obligors in accordance
                    with applicable pool asset documents
                    and state laws; and (C) such funds are
                    returned to the obligor within 30
                    calendar days of full repayment of the
                    related pool assets, or such other
                    number of days specified in the
                    transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Payments made on behalf of an obligor        X
                    (such as tax or insurance payments)
                    are made on or before the related
                    penalty or expiration dates, as
                    indicated on the appropriate bills or
                    notices for such payments, provided
                    that such support has been received by
                    the servicer at least 30 calendar days
                    prior to these dates, or such other
                    number of days specified in the
1122(d)(4)(xi)     transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Any late payment penalties in X connection with any payment to be made on behalf of an obligor are paid from the
                    Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error
1122(d)(4)(xii)     or omission.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Disbursements made on behalf of an X obligor are posted
                    within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
1122(d)(4)(xiii)    the transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Delinquencies, charge-offs and                           X                                     X
                    uncollectible accounts are recognized
                    and recorded in accordance with the
1122(d)(4)(xiv)     transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------
                    Any external enhancement or other X X support, identified in
                    Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the
1122(d)(4)(xv)      transaction agreements.
------------------- ---------------------------------------- ----------- ---------- ---------- --------------- ----------

                                    EXHIBIT M

                        FORM 10-D, FORM 8-K AND FORM 10-K
                            REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the Trustee pursuant to Section 3.25(a)(iv). If the Trustee is indicated below as to any item, then the Trustee is primarily responsible for obtaining that information.

Under Item 1 of Form 10-D: a) items marked "6.07 statement" are required to be included in the periodic Distribution Date statement under Section 6.07, provided by the Trustee based on information received from the Master Servicer; and b) items marked "Form 10-D report" are required to be in the Form 10-D report but not the 6.07 statement, provided by the party indicated. Information under all other Items of Form 10-D is to be included in the Form 10-D report.


    FORM            ITEM                              DESCRIPTION                             RESPONSIBLE PARTY
-------------- ------------------------------------------------------------------------------------------------------

10-D           Must be filed within 15 days of the distribution date for the asset-backed securities.
               ======================================================================================
-------------- ------------------------------------------------------------------------------------------------------
               1               DISTRIBUTION AND POOL PERFORMANCE INFORMATION
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM  1121(A)  -   DISTRIBUTION   AND  POOL   PERFORMANCE
                               INFORMATION
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (1) Any applicable record dates, accrual dates,            6.07 statement
                                determination dates for
                               calculating distributions and actual distribution
                               dates for the distribution period.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (2) Cash flows received and the sources thereof            6.07 statement
                               for 6.07 statement distributions, fees and
                               expenses.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (3) Calculated amounts and distribution of the             6.07 statement
                               flow of funds for the period
                               itemized by type and priority of payment,
                               including:
-------------- --------------- ---------------------------------------------------------- ---------------------------
                                        (i) Fees or expenses accrued and paid,            6.07 statement
                               with an identification of the
                               general purpose of such fees and the party
                               receiving such fees or expenses.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                                        (ii) Payments accrued or paid with                6.07 statement
                               respect to enhancement or other
                               support identified in Item 1114 of Regulation AB
                               (such as insurance premiums or other enhancement
                               maintenance fees), with an identification of the
                               general purpose of such payments and the party
                               receiving such payments.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                                        (iii) Principal, interest and other               6.07 statement
                               distributions accrued and paid on the
                               asset-backed securities by type and by class or
                               series and any principal or interest shortfalls
                               or carryovers.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                                        (iv) The amount of excess cash flow or            6.07 statement
                               excess spread and the disposition
                               of excess cash flow.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (4) Beginning and ending principal balances of             6.07 statement
                               the asset-backed securities.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (5) Interest rates applicable to the pool assets           6.07 statement
                               and the asset-backed securities,
                               as applicable. Consider providing interest rate
                               information for pool assets in appropriate
                               distributional groups or incremental ranges.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (6) Beginning and ending balances of transaction           6.07 statement
                               accounts, such as reserve
                               accounts, and material account activity during
                               the period.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (7) Any amounts drawn on any credit enhancement            6.07 statement
                               or other support identified in
                               Item 1114 of Regulation AB, as applicable, and
                               the amount of coverage remaining under any such
                               enhancement, if known and applicable.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (8) Number and amount of pool assets at the                6.07 statement
                               beginning and ending of each
                               period, and,                                               updated pool composition
                               such as weighted average coupon, weighted Updated          information
                               pool composition average life, weighted average            to be as specified by
                               remaining term, pool information fields                    Depositor from time to time
                               factors and prepayment amounts.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (9) Delinquency and loss information for the period.       6.07 statement.

                               In  addition, describe  any  material  changes  to  the
                               information  specified in Item  1100(b)(5)  of Regulation  Form 10-D  report:  Master
                               AB regarding the pool assets.                              Servicer
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (10) Information on the amount, terms and general          6.07 statement
                               purpose of any advances made or
                               reimbursed during the period, including the
                               general use of funds advanced and the general
                               source of funds for reimbursements.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (11) Any material modifications, extensions or             6.07 statement
                               waivers to pool asset terms, fees,
                               penalties or payments during the distribution
                               period or that have cumulatively become material
                               over time.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (12) Material breaches of pool asset                       Form 10-D report:
                               representations or warranties                              Trustee
                               or transaction covenants.
                                                                                          (subject to Depositor
                                                                                          approval)
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (13) Information on ratio, coverage or other               6.07 statement
                               tests used  for determining any
                               early amortization, liquidation or other
                               performance trigger and whether the trigger was
                               met.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               (14) Information regarding any new issuance of             Form 10-D report:
                                asset-backed securities backed                            Depositor
                               by the same asset pool,

                               [information  regarding]  any pool asset  changes          Form 10-D report:
                               (other than in connection with a pool asset converting     Master Servicer
                               into cash in accordance
                               with its terms), such as additions or
                               removals in connection with a prefunding or
                               revolving period and pool asset substitutions and
                               repurchases (and purchase rates, if applicable),
                               and cash flows available for future purchases,
                               such as the balances of any prefunding or
                               revolving accounts, if applicable.

                               Disclose any material changes in the
                               solicitation, credit-granting, underwriting,
                               origination, acquisition or pool selection
                               criteria or procedures, as applicable,
                               used to originate, acquire or select the new pool          Form 10-D report: Master
                               assets.                                                    Servicer
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1121(B) - PRE-FUNDING OR REVOLVING PERIOD             Depositor
                               INFORMATION

                               Updated pool information as required under Item
1121(b).
-------------- --------------- ---------------------------------------------------------- ---------------------------
               2               LEGAL PROCEEDINGS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Item 1117 - Legal proceedings pending against the
                               following entities, or their respective property,
                               that is material to Certificateholders, including
                               proceedings known to be contemplated by
                               governmental authorities:

                               Sponsor (Seller)
                                                                                          Sponsor
                               Depositor
                                                                                          Depositor
                               Trustee
                                                                                          Trustee
                               Issuing entity
                                                                                          Depositor
                               Master Servicer, affiliated Servicer, other
                               Servicer servicing 20% or more of pool assets at
                               time of report, Master Servicer other material
                               servicers

                               Certificate Administrator
                                                                                          Certificate Administrator

                               Originator  of 20%  or  more  of  pool  assets  as of the  Master Servicer
                               Cut-off Date

                               Custodian                                                  Custodian
-------------- --------------- ---------------------------------------------------------- ---------------------------
               3               SALES OF SECURITIES AND USE OF PROCEEDS
-------------- --------------- ---------------------------------------------------------- ---------------------------
               INFORMATION FROM ITEM 2(A) OF PART II OF FORM 10-Q:

                               With respect to any sale of securities by the              Depositor
                               sponsor, depositor or issuing entity, that are
                               backed by the same asset pool or are
                               otherwise issued by the issuing entity, whether
                               or not registered, provide the sales and use of
                               proceeds information in Item 701 of Regulation
                               S-K. Pricing information can be omitted if
                               securities were not registered.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               4               DEFAULTS UPON SENIOR SECURITIES
-------------- --------------- ---------------------------------------------------------- ---------------------------
                INFORMATION FROM ITEM 3 OF PART II OF FORM 10-Q:

                               Report  the  occurrence  of any Event of  Default  (after
                               expiration  of any  grace  period  and  provision  of any  Trustee required notice)
-------------- --------------- ---------------------------------------------------------- ---------------------------
               5               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               INFORMATION FROM ITEM 4 OF PART II OF FORM 10-Q            Trustee
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6               SIGNIFICANT OBLIGORS OF POOL ASSETS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1112(B) - SIGNIFICANT OBLIGOR FINANCIAL INFORMATION*  Master Servicer
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               *This information need only be reported on the
                               Form 10-D for the distribution period in which
                               updated information is required pursuant to the
                               Item.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               7               SIGNIFICANT ENHANCEMENT PROVIDER INFORMATION
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1114(B)(2) - CREDIT  ENHANCEMENT  PROVIDER FINANCIAL
                               INFORMATION*

                               Determining applicable disclosure threshold                Trustee

                                                                                          Trustee
                               Obtaining  required  financial  information  or effecting
                               incorporation by reference
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM   1115(B)  -   DERIVATIVE   COUNTERPARTY   FINANCIAL
                               INFORMATION*

                               Determining current maximum probable exposure              Depositor

                               Determining current significance percentage
                                                                                          Trustee

                               Obtaining  required  financial  information  or effecting  Trustee incorporation by reference
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               *This information need only be reported on the
                               Form 10-D for the distribution period in which
                               updated information is required pursuant to the
                               Items.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               8               OTHER INFORMATION
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               DISCLOSE ANY INFORMATION REQUIRED TO BE REPORTED           The Responsible Party for
                               ON FORM 8-K DURING THE                                     the applicable Form 8-K
                               PERIOD COVERED BY THE FORM 10-D BUT NOT                    item as indicated below
                               REPORTED
-------------- --------------- ---------------------------------------------------------- ---------------------------
               9               EXHIBITS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Distribution report                                        Trustee
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               EXHIBITS  REQUIRED BY ITEM 601 OF REGULATION S-K, SUCH AS  Depositor
                               MATERIAL AGREEMENTS
-------------- --------------- ---------------------------------------------------------- ---------------------------
8-K            Must be filed within four business days of an event reportable on Form 8-K.
               ===========================================================================
-------------- --------------- ---------------------------------------------------------- ---------------------------
               1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclosure is required  regarding entry into or amendment  Master Servicer; or any of any  definitive  agreement  that  is  material  to the  of the following that is
                               securitization, even if depositor is not a party.          a party to the agreement
                                                                                          if Master Servicer is
                               Examples: servicing agreement, custodial agreement.        not: Trustee, Sponsor,
                                                                                          Depositor, Certificate
                               Note:   disclosure notrequired as to definitive            Administrator
                               agreements that are fully disclosed in the
                               prospectus
-------------- --------------- ---------------------------------------------------------- ---------------------------
               1.02            TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclosure is required regarding termination of            Master Servicer; or any
                               any definitive agreement                                   of the following that is
                               that is material to the                                    a party to the agreement
                               securitization (other than expiration in                   if Master Servicer is
                               accordance with its                                        not: Trustee, Sponsor,
                               terms), even if depositor is not a party.                  Depositor, Certificate
                                                                                          Administrator

                               Examples: servicing agreement, custodial agreement.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               1.03            BANKRUPTCY OR RECEIVERSHIP
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclosure is required regarding the bankruptcy            Master Servicer
                               or receivership, if known to the
                               Master Servicer, with respect to any of the
                               following:

                               Sponsor (Seller), Depositor, Master Servicer,
                               affiliated Servicer, other Servicer servicing 20%
                               or more of pool assets at time of report, other
                               material servicers, Certificate Administrator,
                               Trustee, significant obligor, credit enhancer
                               (10% or more), derivatives counterparty,
                               Custodian
-------------- --------------- ---------------------------------------------------------- ---------------------------
               2.04            TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT
                               FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
                               OFF-BALANCE SHEET ARRANGEMENT
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Includes an early amortization, performance                Master Servicer
                               trigger or other event, including
                               event of default, that would materially alter the
                               payment priority/distribution of cash
                               flows/amortization schedule.

                               Disclosure will be made of events other than
                               waterfall triggers which are disclosed in the
                               6.07 statement
-------------- --------------- ---------------------------------------------------------- ---------------------------
               3.03            MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclosure is required of any material modification to     Trustee
                               documents defining the rights of Certificateholders,
                               including the Pooling and Servicing Agreement
-------------- --------------- ---------------------------------------------------------- ---------------------------
               5.03            AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
                               CHANGE IN FISCAL YEAR
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclosure is required of any amendment "to the            Depositor
                               governing documents of the issuing entity"
-------------- --------------- ---------------------------------------------------------- ---------------------------
               5.06            CHANGE IN SHELL COMPANY STATUS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               [Not applicable to ABS issuers]                            Depositor
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6.01            ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               [Not included in reports to be filed under Section 3.18]   Depositor
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6.02            CHANGE OF SERVICER OR TRUSTEE
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Requires disclosure of any removal, replacement,           Trustee or Master Servicer
                               substitution or
                               addition of any master servicer, affiliated
                               servicer, other servicer servicing 10% or more of
                               pool assets at time of report, other material
                               servicers, certificate administrator or trustee.
                               Reg AB disclosure about any new servicer or
                               trustee is also required.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6.03            CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Covers termination of any enhancement in manner            Depositor or Trustee
                               other than by its terms, the
                               addition of an enhancement, or a material change
                               in the enhancement provided. Applies to external
                               credit enhancements as well as derivatives. Reg
                               AB disclosure about any new enhancement provider
                               is also required.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6.04            FAILURE TO MAKE A REQUIRED DISTRIBUTION                    Trustee
-------------- --------------- ---------------------------------------------------------- ---------------------------
               6.05            SECURITIES ACT UPDATING DISCLOSURE
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               If any material pool characteristic differs by 5%          Depositor
                               or more at the time of issuance of the
                               securities from the description in the final
                               prospectus, provide updated Reg AB disclosure
                               about the actual asset pool.
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               If there are any new servicers or originators              Depositor
                               required to be disclosed under
                               Regulation AB as a result of the foregoing,
                               provide the information called for in Items 1108
                               and 1110 respectively.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               7.01            REGULATION FD DISCLOSURE                                   Depositor
-------------- --------------- ---------------------------------------------------------- ---------------------------
               8.01            OTHER EVENTS
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Any event, with respect to which information is            Depositor
                               not otherwise called for in Form 8-K,
                               that the registrant deems of importance to
                               security holders.
-------------- --------------- ---------------------------------------------------------- ---------------------------
               9.01            FINANCIAL STATEMENTS AND EXHIBITS                          The Responsible Party
                                                                                          applicable to reportable
                                                                                          event
-------------- --------------- ---------------------------------------------------------- ---------------------------
10-K           Must be filed within 90 days of the fiscal year end for the registrant.
               =======================================================================
-------------- ------------------------------------------------------------------------------------------------------
               9B              OTHER INFORMATION
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Disclose any information required to be reported           The Responsible Party for
                               on Form 8-K during the                                     the applicable Form 8-K
                               fourth quarter covered by the Form 10-K  but not reported  item as indicated above
-------------- --------------- ---------------------------------------------------------- ---------------------------
               15              EXHIBITS AND FINANCIAL STATEMENT SCHEDULES
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1112(B) - SIGNIFICANT OBLIGOR FINANCIAL INFORMATION   Master Servicer
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1114(B)(2) - CREDIT  ENHANCEMENT  PROVIDER FINANCIAL
                               INFORMATION

                               Determining applicable disclosure threshold                Trustee

                               Obtaining  required  financial  information  or effecting  Trustee incorporation by reference
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM   1115(B)  -   DERIVATIVE   COUNTERPARTY   FINANCIAL
                               INFORMATION

                               Determining current maximum probable exposure              Depositor

                               Determining current significance percentage
                                                                                          Trustee
                               Obtaining  required  financial  information  or effecting
                               incorporation by reference                                 Trustee
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Item 1117 - Legal proceedings pending against the
                               following entities, or their respective property,
                               that is material to Certificateholders, including
                               proceedings known to be contemplated by
                               governmental authorities:

                               Sponsor (Seller)
                                                                                          Sponsor
                               Depositor
                                                                                          Depositor
                               Trustee
                                                                                          Trustee
                               Issuing entity
                                                                                          Depositor
                               Master Servicer, affiliated Servicer, other
                               Servicer servicing 20% or more of pool assets at
                               time of report, Master Servicer other material
                               servicers

                               Certificate Administrator
                                                                                          Certificate Administrator

                               Originator  of 20%  or  more  of  pool  assets  as of the  Master Servicer
                               Cut-off Date

                               Custodian                                                  Custodian
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               Item 1119 - Affiliations and relationships
                               between the following entities, or their
                               respective affiliates, that are material to
                               Certificateholders:

                               Sponsor (Seller)
                                                                                          Sponsor
                               Depositor
                                                                                          Depositor
                               Trustee
                                                                                          Trustee
                               Master Servicer, affiliated Servicer, other
                               Servicer servicing 20% or more of pool assets at
                               time of report, Master Servicer other material
                               servicers

                               Certificate Administrator
                                                                                          Certificate Administrator

                               Originator                                                 Master Servicer

                               Custodian                                                  Custodian

                               Credit Enhancer/Support Provider                           Trustee

                                                                                          Master Servicer
                               Significant Obligor
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM  1122 -  ASSESSMENT  OF  COMPLIANCE  WITH  SERVICING  Each  Party  participating
                               CRITERIA                                                   in the servicing function
-------------- --------------- ---------------------------------------------------------- ---------------------------
                               ITEM 1123 - SERVICER COMPLIANCE STATEMENT                  Master Servicer, Servicer
-------------- --------------- ---------------------------------------------------------- ---------------------------